abrdn China A Share Equity Fund
abrdn Focused Emerging Markets ex-China Fund
each, a series of
abrdn Funds

1900 Market Street, Suite 200
Philadelphia, PA 19103
866-667-9231

To the Shareholders of abrdn China A Share Equity Fund and abrdn Focused Emerging Markets ex-China Fund (each, a "Fund" and together, the "Funds"):

We wish to inform you that on July 23, 2025, the Board of Trustees of abrdn Funds approved on behalf of the Funds the reorganization of each Fund into abrdn Emerging Markets Dividend Active ETF, an exchange-traded fund (ETF) and a series of the Trust, which will continue to be managed by abrdn Inc. (the "Adviser"). The Board of Trustees, including all the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Funds, determined that participation in the reorganizations is in the best interests of the Funds, and the interests of the existing shareholders of the Funds will not be diluted as a result of the reorganizations.

The Reorganization will provide you with the opportunity to participate in a fund with an emerging markets dividend strategy and to benefit from the lower management fee and expense ratio of the Acquiring Fund.

ETFs are structurally different from mutual funds and have ETF-specific risks. ETF-specific risks include the risk that shares of an ETF will trade at market prices that may be above (premium) or below (discount) the ETF's net asset value (NAV), or that the ETF's "authorized participants" will not engage in creation or redemption transactions, which could cause the ETF's shares to trade at a discount to NAV and possibly face trading halts and/or delisting.

The table below sets forth the anticipated schedule for each reorganization:

Mutual Fund	ETF	Reorganization Date
abrdn China A Share Equity Fund	abrdn Emerging Markets Dividend Active ETF	October 17, 2025

abrdn Focused Emerging Markets ex-China Fund	abrdn Emerging Markets Dividend Active ETF	October 17, 2025

Each Reorganization is not contingent on the consummation of the other Reorganization. abrdn Inc. believes that the reorganizations will provide multiple benefits for investors, including:

•  Lower management fee

•  Lower overall net and gross expenses

•  The potential for increased tax efficiency

•  Intraday trading

•  Full daily holdings transparency

For additional information about the differences between mutual funds and ETFs and the related risks, please refer to "What are the differences between an ETF and a mutual fund?" and "Comparison of Principal Risk Factors" in the accompanying Information Statement/Prospectus.

Each reorganization into abrdn Emerging Markets Dividend Active ETF will be conducted pursuant to an Agreement and Plan of Reorganization and Liquidation, a form of which is included as Exhibit 1 to these materials. For federal income tax purposes, each reorganization is expected to be a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended (the "Code").

In connection with the reorganizations, eligible shareholders of each mutual fund will receive ETF shares equal in value to the shares of the mutual fund they own and a cash payment in lieu of fractional shares of abrdn Emerging Markets Dividend Active ETF, which cash payment will be taxable for taxable shareholders. A reorganization into abrdn Emerging Markets Dividend Active ETF will not dilute the value of your investment.

In order to receive shares of an ETF as part of a reorganization, you must hold your mutual fund shares in a brokerage account that can accept shares of an ETF.

No action is required on your part if you hold your mutual fund shares in a brokerage account that can hold shares of an ETF.

If you do not hold your shares of a mutual fund through a brokerage account that can hold shares of an ETF, you will not receive shares of abrdn Emerging Markets Dividend Active ETF as part of a reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your mutual fund shares. The liquidation of your investment and return of cash may be subject to tax. It may take time for you to receive your cash. The following account types cannot hold shares of ETFs:

•  Non-Accommodating Brokerage Accounts. If you hold your mutual fund shares in an account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your broker or financial intermediary to transfer your shares to an existing or new brokerage account that permits investment in abrdn Emerging Markets Dividend Active ETF shares. If you do nothing, you will not receive shares of abrdn Emerging Markets Dividend Active ETF, your position will be liquidated at the time of the reorganization and you will receive a cash distribution equal in value to the NAV of your mutual fund shares less any fees and expenses your intermediary may charge. This event will be taxable for taxable shareholders. To participate in the reorganization and avoid potential tax consequences from liquidation of your investment, please contact your broker or financial intermediary to transfer your shares to an existing or new brokerage account that permits investment in abrdn Emerging Markets Dividend Active ETF.

•  Non-Accommodating Retirement Accounts. If you hold your mutual fund shares through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the applicable reorganization or, if applicable, your broker or intermediary may transfer your investment in the mutual fund to a different investment option before or at the time of the reorganization. Please consult with your financial intermediary for more information on the impact that a reorganization will have on you and your investments.

•  Fund Direct Accounts. If you hold your mutual fund shares in an account directly with the mutual fund's transfer agent, SS&C GIDS, Inc. (including a Fund Direct IRA or Coverdell Savings Account), you should: (i) transfer your mutual fund shares to a brokerage account that can accept ETF shares prior to the applicable reorganization, (ii) exchange your mutual fund shares for shares in another fund of the Trust, or (iii) for a Fund Direct IRA or Coverdell Savings Account, transfer your investment to a different institution prior to a reorganization. If such a change is not made before the time of the applicable reorganization, you will not receive shares of abrdn Emerging Markets Dividend Active ETF, your position will be liquidated at the time of the reorganization and you will receive a cash distribution equal in value to the NAV of your mutual fund shares. This event will be taxable for taxable shareholders.

If you do not currently hold your shares of a mutual fund through a brokerage account that can hold shares of abrdn Emerging Markets Dividend Active ETF, please review the accompanying materials closely for additional actions that you must take to receive shares of the abrdn Emerging Markets Dividend Active ETF as part of the applicable reorganization. No further action is required for shareholders that hold shares of a mutual fund through a brokerage account that can hold shares of abrdn Emerging Markets Dividend Active ETF. If you are unsure about the ability of your account to accept shares of abrdn Emerging Markets Dividend Active ETF, please call 833-252-1680 or contact your financial advisor or other financial intermediary.

If you do not wish to participate in a reorganization, you can exchange your mutual fund shares for shares of another abrdn mutual fund that is not participating in a reorganization or redeem your mutual fund shares. Keep in mind that any such action may have tax consequences and you should consult your tax advisor.

The accompanying Information Statement/Prospectus provides more information about each reorganization. Please carefully review the additional information provided in this document. If you have questions, please call 866-667-9231. If you invest through another financial institution, such as a brokerage firm, please contact your financial institution.

By order of the Board of Trustees,

MEGAN KENNEDY, Secretary August 22, 2025

abrdn China A Share Equity Fund
abrdn Focused Emerging Markets ex-China Fund
each, a series of
abrdn Funds

1900 Market Street, Suite 200
Philadelphia, PA 19103
866-667-9231

INFORMATION STATEMENT AND PROSPECTUS
AUGUST 22, 2025

THIS INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATION PURPOSES ONLY, AND NO ACTION IS REQUIRED ON YOUR PART TO ACCOMPLISH THE REORGANIZATIONS.

NO SHAREHOLDER VOTE IS REQUIRED TO COMPLETE THE REORGANIZATIONS. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This combined Information Statement and Prospectus (the "Information Statement") is furnished to shareholders of abrdn China A Share Equity Fund (the "China A Fund" or an "Acquired Fund") and abrdn Focused Emerging Markets ex-China Fund (the "Focused ex-China Fund" or an "Acquired Fund" and, collectively with the China A Fund, the "Acquired Funds"), each a series of abrdn Funds, in connection with a separate Agreement and Plan of Reorganization and Liquidation (the "Agreement") of each Fund that has been approved by the Board of Trustees of abrdn Funds (the "Board").

Each Acquired Fund will be reorganized into abrdn Emerging Markets Dividend Active ETF (the "Acquiring Fund" and together with the Acquired Funds, the "Funds"), which is a series of abrdn Funds. Each Acquired Fund will be liquidated (each such reorganization and liquidation, a "Reorganization" and, together, the "Reorganizations") as listed in the table below. Each Reorganization is scheduled to take place as of the closing of business of the New York Stock Exchange (the "NYSE") on the date set forth in the chart below, or such other time and date as the parties may agree (the "Closing Date"). The Acquiring Fund as it would exist after each Reorganization is referred to as the "Combined Fund".

Reorganization	Acquired Fund	Acquiring Fund	Closing Date
abrdn China A Fund Reorganization	abrdn China A Share Equity Fund	abrdn Emerging Markets Dividend Active ETF	October 17, 2025
abrdn Focused ex-China Reorganization	abrdn Focused Emerging Markets ex-China Fund	abrdn Emerging Markets Dividend Active ETF	October 17, 2025

In the event that each Reorganization does not occur, the Acquired Funds will continue to engage in business as funds of a registered investment company and the Board of Trustees of abrdn Funds may consider other proposals for the reorganization or liquidation of the Funds. Each Reorganization is not contingent on the consummation of the other Reorganization.

Shares of the Acquiring Fund are listed for trading on The Nasdaq Stock Market® ("Nasdaq" or "the Exchange") under the ticker symbol "AGEM". Each of the Funds is a diversified series of abrdn Funds (the "Trust"), an open-end management investment company registered with the Securities and Exchange Commission (the "SEC"). The China A Fund seeks long-term capital appreciation. The Focused ex-China Fund seeks long-term growth of capital. The Acquiring Fund seeks total return consisting of income and long-term capital appreciation.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS INFORMATION STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Information Statement sets forth concisely the information that you ought to know before investing. Please read it carefully and keep it for future reference.

The following documents have been filed with the SEC and are incorporated into this Information Statement by reference, which means they are part of this Information Statement for legal purposes:

(i)  the Prospectuses for each Acquired Fund and the Acquiring Fund dated February 28, 2025, as supplemented, (Accession No. 0001133228-25-001778), which were previously filed via EDGAR;

(ii)  the Summary Prospectus of the Acquiring Fund dated February 28, 2025, as amended and restated on August 12, 2025, as supplemented (Accession No. 0001133228-25-008261), which was previously filed via EDGAR. This summary prospectus is being mailed with the Information Statement/Prospectus.

(iii)  the Statements of Additional Information for each Acquired Fund and the Acquiring Fund dated February 28, 2025, as supplemented (Accession No. 0001133228-25-001778), which were previously filed via EDGAR;

(iv)  the audited financial statements of each Acquired Fund and the predecessor fund of the Acquiring Fund for the fiscal year ended October 31, 2024 included in each Fund's report filed on Form N-CSR (Accession No. 0001104659-25-002449); and

(v)  the unaudited financial statements of each Acquired Fund and the Acquiring Fund for the fiscal period ended April 30, 2025 included in each Fund's report filed on Form N-CSR (Accession No. 0001104659-25-066144).

You can obtain copies of each Acquired Fund's current Prospectus, Summary Prospectus, Statement of Additional Information, or annual or semiannual reports without charge by writing abrdn Funds at 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105-1407 or by calling 866-667-9231. You can obtain copies of the Acquiring Fund's current Prospectus, Summary Prospectus, Statement of Additional Information, or annual or semiannual reports without charge by writing abrdn Funds at c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203 or by calling 844-383-7289. The Prospectus, Summary Prospectus, Statement of Additional Information, and annual or semiannual reports of the Acquired Funds are available at https://www.aberdeeninvestments.com/us/literature. The Prospectus, Summary Prospectus, Statement of Additional Information, and semiannual reports of the Acquiring Fund and the annual report of the Acquiring Fund's predecessor fund are available at https://www.aberdeeninvestments.com/us/literature.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. You also may view or obtain the foregoing documents from the SEC:

By E-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

Shareholder reports, proxy statements and other information concerning the Acquiring Fund are able to be inspected at Nasdaq.

No person has been authorized to give any information or make any representation not contained in this Information Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Information Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency. Fund shares involve investment risks, including the possible loss of principal.

TABLE OF CONTENTS

Page
SUMMARY	1
What is involved in each Reorganization?	1
Share Class Consolidation	1
What are the differences between an ETF and a mutual fund?	1
Has the Board of Trustees approved each Reorganization?	2
What am I being asked to vote on?	2
What are the reasons for each Reorganization?	2
How will you determine the number of shares of the Acquiring Fund that I will receive?	3
Is each Reorganization considered a taxable event for federal income tax purposes?	3
What types of shareholder accounts can receive shares of an ETF as part of each Reorganization?	4
What will happen if I do not have a brokerage account that can accept Acquiring Fund shares at the time of the Reorganization?	4
How do I transfer my Acquired Fund shares to a brokerage account that will accept ETF shares?	5
What if I do not want to own shares of an ETF?	5
How do the Funds' investment objectives, principal investment strategies, policies, and limitations compare?	5
Investment Objectives	5
Principal Investment Strategies	5
Investment Limitations	9
Are there any differences in the principal risks between the Acquired Funds and Acquiring Fund?	9
How do the Funds' management and distribution arrangements compare?	10
Management of the Funds	10
Investment Adviser	10
Sub-Advisers	10
Multi-Manager Structure	11
Portfolio Management	11
Management Fees	12
Expense Arrangements	13
Distribution of Fund Shares	14
How do the Funds' fees and operating expenses compare, and what are the Acquiring Fund's fees and operating expenses estimated to be following each Reorganization?	14
Annual Fund Operating Expenses	14
abrdn China A Share Equity Fund	15
abrdn Focused Emerging Markets ex-China Fund	16
Examples of Effect of Fund Expenses	18
Portfolio Turnover	18
Payments to Broker-Dealers and Other Financial Intermediaries	19

SUMMARY

The following Summary covers certain information contained elsewhere in this Information Statement, in the Prospectus and Statement of Additional Information for the Acquired Funds, which are incorporated by reference herein, and the Prospectus and Statement of Additional Information of the Acquiring Fund, which is incorporated herein by reference. Shareholders should read the entire Information Statement, including the Agreement (attached as Exhibit 1), carefully for more complete information.

What is involved in each Reorganization?

All of the assets and liabilities of each Acquired Fund will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund equal to each Acquired Fund's net asset value (NAV). Each Acquired Fund will distribute to its shareholders the portion of shares of the Acquiring Fund to which the shareholder is entitled (and shareholders will receive cash in lieu of fractional shares). Shares of the Acquiring Fund will be transferred to each shareholder's brokerage account. If a shareholder does not have a brokerage account, Acquired Fund shares may be converted to cash, less any fees and expenses your intermediary may charge (subject to applicable federal or state laws concerning unclaimed property). For information regarding federal or state laws concerning unclaimed property, please see "Unclaimed Share Accounts" in the Acquired Funds' prospectus.

After shares of the Acquiring Fund are distributed to each Acquired Fund's shareholders, each Acquired Fund will be completely liquidated and dissolved. As a result of each Reorganization, you will cease to be a shareholder of the Acquired Fund and will become a shareholder of the Acquiring Fund.

Each Reorganization is currently scheduled to take place as of the close of business of the NYSE on the applicable Closing Date listed below.

Acquired Fund	Acquiring Fund	Closing Date
abrdn China A Share Equity Fund	abrdn Emerging Markets Dividend Active ETF	October 17, 2025
abrdn Focused Emerging Markets ex-China Fund	abrdn Emerging Markets Dividend Active ETF	October 17, 2025

Each Reorganization is not contingent on the consummation of the other Reorganization. For more information, please refer to the section entitled "The Transactions—Agreement and Plan of Reorganization and Liquidation."

Share Class Consolidation

All issued and outstanding Class A, Class C, and Class R shares of the China A Fund and all issued and outstanding Class A shares of the Focused ex-China Fund were converted to Institutional Class shares of the respective Acquired Fund effective after the close of business on August 21, 2025 (the "Share Class Consolidation"). The share class consolidation is intended to move shareholders into a share class that most closely resembles the ETF share class structure. The Acquired Funds have adopted a Rule 12b-1 Plan for Class A, Class C, and Class R shares (as applicable) under which the Acquired Funds compensate the Acquired Funds' distributor for expenses associated with distribution-related and/or shareholder services, whereas the Acquiring Fund has not adopted a Rule 12b-1 Plan and does not pay 12b-1 fees pursuant to a 12b-1 plan. Institutional Class shares most closely resemble the ETF share class structure due to the lack of 12b-1 fees. Institutional Class shares of each Acquired Fund have lower gross and net total expense ratios than Class A, Class C, and Class R shares, as applicable. The share class consolidation was effected on the basis of the relative net asset values of the consolidating class's shares and Institutional Class shares, without the imposition of any sales load, fee or other charge.

What are the differences between an ETF and a mutual fund?

ETFs are structurally different from mutual funds in several important aspects:

ETF	Mutual Fund
Does not issue multiple classes of shares	May offer multiple share classes with different sales charges, expenses, and/or minimum investments

ETF	Mutual Fund
Individual investors buy or sell shares of an ETF on the secondary market through an exchange	Investors or their intermediaries buy or sell shares directly from the mutual fund
Buy and sell orders are processed throughout the day and reflect real time market prices on an exchange	Buy and sell orders are processed once a day using the day's ending net asset value (NAV)

As a result of these structural differences, there are certain benefits associated with an ETF structure, such as secondary market liquidity, increased transparency, and the potential for increased tax efficiency. There are, however, certain risks associated with an ETF structure, including the risk that shares of an ETF will trade at market prices that are above (premium to) or below (discount to) NAV, or that an ETF's "authorized participants" will not engage in creation or redemption transactions which could cause the Acquiring Fund's shares to trade at a discount to NAV and possibly face trading halts and/or delisting. For additional information about ETF-specific risks associated with an investment in the Acquiring Fund, please refer to the section entitled "Comparison of Principal Risk Factors."

Has the Board of Trustees approved each Reorganization?

Yes. The Board of abrdn Funds has carefully reviewed and approved the Agreements and the Reorganizations. Each Fund is a series of abrdn Funds and is overseen by the same Board of Trustees.

For information on the Board's consideration with respect to approval of each Reorganization, please see "What information did the Board consider when evaluating each Reorganization?".

What am I being asked to vote on?

The Reorganizations do not require approval by shareholders. Shareholders of each Acquired Fund are not required to approve the Reorganizations under Delaware law, the Acquired Fund's organizational documents or the 1940 Act.

In particular, shareholder approval of the Reorganizations is not required under the 1940 Act because the Acquiring Fund and each Acquired Fund have identical fundamental investment policies, the independent board members overseeing each Acquired Fund who were elected by shareholders are identical to the independent board members overseeing the corresponding Acquiring Fund, and the Acquiring Fund will not charge 12b-1 fees. Additionally, the investment advisory contracts for each Acquired Fund and the corresponding Acquiring Fund will be the same at the time of each Reorganization apart from the identity of the Funds and the fee rate payable thereunder, which is lower for the Acquiring Fund. On or about October 17, 2025, it is anticipated that each Acquired Fund's and the Acquiring Fund's Sub-Advisory Agreements will terminate prior to each Reorganization. Please see "Management of the Funds" for more information.

We are not asking you for a proxy and you are requested not to send us a proxy.

What are the reasons for each Reorganization?

abrdn Inc., the investment adviser to both the Acquired Funds and the Acquiring Fund, proposed each Reorganization because it believes that each Reorganization is in the best interests of each Acquired Fund's shareholders. Each proposed Reorganization provides an alternative to liquidation for each Acquired Fund, which liquidation may result in a taxable event for shareholders, and allows shareholders to retain exposure to emerging markets. Each proposed Reorganization is in the best interests of shareholders because of the advantages that the Acquiring Fund will provide, including: lower management fees (management fees are expected to decrease by 5 basis points (bps) and 15 bps for the Focused ex-China Fund and China A Fund, respectively), lower overall net expenses (expenses are expected to decrease by 29 bps and 31 bps for Institutional Class shares of Focused ex-China Fund and China A Fund, respectively, assuming both Reorganizations occur), lower overall gross expenses (gross expenses are expected to decrease by 46 bps and 124 bps for Institutional Class shares of Focused ex-China Fund and China A Fund, respectively, assuming both Reorganizations occur), access to a fund with greater scale and liquidity for all investors, additional trading flexibility, and enhanced tax efficiency. If the Reorganizations are approved, the larger Combined Fund will also be more marketable and able to attract further investment from new investors, further providing additional economies of scale over time.

What information did the Board consider when evaluating each Reorganization?

The Board of Trustees considered the following factors, among others, in determining to approve the Agreements:

•  Each Reorganization will permit shareholders of each Acquired Fund to invest in an emerging markets strategy through an ETF structure, which provides multiple benefits for shareholders, including lower management fees, lower overall net and gross expenses, the potential for increased tax efficiency, intraday trading, and full daily holdings transparency.

•  The gross and net expense ratios of the Acquiring Fund are lower than the gross and net expense ratios of each class of the corresponding Acquired Fund, such that all Acquired Fund shareholders are expected to benefit from an expense reduction.

•  Each Reorganization will qualify as a tax-free reorganization for federal income tax purposes (although cash received as part of a Reorganization will be taxable for taxable shareholders).

For more information, please refer to the section entitled "The Transactions—Reasons for the Reorganization."

How will you determine the number of shares of the Acquiring Fund that I will receive?

Upon completion of each Reorganization, each shareholder of each Acquired Fund will receive shares of the Acquiring Fund and, in some cases, cash equal to the value of the shares of the Acquired Fund the shareholder owned on the Closing Date.

For more information, please refer to the section entitled "The Transactions—Agreement and Plan of Reorganization and Liquidation."

Is each Reorganization considered a taxable event for federal income tax purposes?

Each Reorganization is intended to be a tax-free reorganization for federal income tax purposes. As part of the Reorganizations, some shareholders will receive cash in lieu of fractional shares, which will be a taxable event for taxable shareholders.

Different tax considerations apply to you if your investment is liquidated and the cash value of your Acquired Fund shares is returned to you, if you hold your Acquired Fund shares through an account that cannot hold the Acquiring Fund shares at the time of the Reorganization, or if your Acquired Fund shares are transferred by your broker or financial intermediary to a different investment option because you did not hold your Acquired Fund shares through an account that can accept shares of the Acquiring Fund on the Closing Date of the Reorganization.

Shareholders who hold shares through an account that cannot hold shares of an ETF at the time of the Reorganization will have their investments liquidated and may receive cash, which will be a taxable event for taxable shareholders.

Shareholders who do not want or cannot hold ETF shares may redeem out of an Acquired Fund or exchange their Acquired Fund shares for shares of another fund. A redemption or exchange of fund shares would generally be a taxable event for shareholders holding shares in taxable accounts. To fund the redemption transactions, an Acquired Fund may have to sell securities. These transactions may result in net realized capital gains and/or income to the Acquired Fund, which may result in taxable distributions to shareholders of the Acquired Fund prior to the Reorganization.

Because each Reorganization will end the tax year of each Acquired Fund, it will accelerate distributions to shareholders from each Acquired Fund for its short tax year ending on the Closing Date. Prior to the closing of a Reorganization, an Acquired Fund will declare one or more distributions to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization. Such distributions (including distributions of capital gains or income resulting from sales of portfolio securities prior to the Reorganizations) may be taxable to the Acquired Funds; shareholders for U.S. federal income tax purposes depending on the shareholder's individual tax situation, which cannot be determined by abrdn Inc.

abrdn Inc. currently anticipates that the Acquired Funds will need to dispose of any securities that are not transferrable, cannot be held by the Acquiring Fund or do not align with the Acquiring Fund's creation basket requirements. Based on each Acquired Fund's holdings as of July 10, 2025, approximately 100% of the China A Fund's holdings and 75% of the Focused ex-China Fund's holdings will be sold before the closing of the Reorganizations. Following the Reorganizations, the Combined Fund expects to realign its portfolio in a manner consistent with its investment strategies and policies.

The sales of portfolio holdings by the Acquired Funds will result in a net capital gain or loss depending on the securities sold. As of July 10, 2025, the China A Fund and Focused ex-China Fund have $27,218,788 and $8,624,717, respectively, available in capital loss carryforwards and $958,002 and $2,135,447, respectively, in realized losses in fiscal year to date. If sales of non-transferable securities and realignment of the Acquired Funds' portfolios to align with the Acquiring Fund's creation basket requirements were completed on July 10, 2025, such sales would generate an additional $489,545 and $4,946,206 in net capital losses for the China A Fund and Focused ex-China Fund, respectively. Given the capital loss carryforwards, current realized losses and anticipated losses generated from the sales of non-transferable securities, it is not anticipated that the Acquired Funds would have any material capital gains to distribute prior to the Reorganizations. The only anticipated distribution would be any income of the Acquired Funds prior to the Reorganization. The capital loss carryovers of the Acquired Funds that carry over to the Acquiring Fund will be subject to an annual limitation for federal income tax purposes that would reduce the total capital loss carryovers available from the Acquired Funds to be used in a given year after the Reorganization.

Any net capital gain and income resulting from the realignment of the Combined Fund's portfolio coupled with the results of the Acquiring Fund's normal operations during the tax year following the close of the Reorganization would be distributed to the combined shareholder base of the Acquiring Fund in connection with the Acquiring Fund's annual distribution requirements under U.S. federal tax laws. For more information, please refer to the section entitled "Will there be any significant portfolio transitioning in connection with the Reorganization?"

Shareholders should consult their tax advisors about possible state and local tax consequences of the Reorganizations, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganizations only.

For more information, please refer to the section entitled "The Transactions—Federal Income Tax Considerations."

What types of shareholder accounts can receive shares of an ETF as part of each Reorganization?

If you hold your Acquired Fund shares in an account that permits you to purchase securities traded on U.S. stock exchanges, such as ETFs or other types of stocks, you are eligible to receive shares of an ETF in a reorganization. No further action is needed by you.

What will happen if I do not have a brokerage account that can accept Acquiring Fund shares at the time of the Reorganization?

In order to receive shares of the Acquiring Fund as part of the Reorganizations, you must hold your shares of the corresponding Acquired Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund) on the Closing Date of the applicable Reorganization. The following account types cannot hold shares of ETFs.

•  Non-Accommodating Brokerage Accounts. If you hold your Acquired Fund shares in an account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your broker or financial intermediary to transfer your shares to an existing or new brokerage account that permits investment in Acquiring Fund shares. If you do nothing, you will not receive shares of the Acquiring Fund, your position will be liquidated at the time of the Reorganization and you will receive a cash distribution equal in value to the NAV of your Acquired Fund shares less any fees and expenses your intermediary may charge. This event will be taxable for taxable shareholders. To participate in the reorganization and avoid potential tax consequences from liquidation of your investment, please contact your broker or financial intermediary to transfer your shares to an existing or new brokerage account that permits investment in abrdn Emerging Markets Dividend Active ETF Shares.

•  Non-Accommodating Retirement Accounts. If you hold your Acquired Fund shares through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the applicable Reorganization or, if applicable, your broker or intermediary may transfer your investment in an Acquired Fund to a different investment option before or at the time of the Reorganization. Please consult with your financial intermediary for more information on the impact that a Reorganization will have on you and your investments.

•  Fund Direct Accounts. If you hold your Acquired Fund shares in an account directly with an Acquired Fund's transfer agent, SS&C GIDS, Inc. (including a Fund Direct IRA or Coverdell Savings Account), you should: (i) transfer your Acquired Fund shares to a brokerage account that can accept ETF shares prior to the applicable Reorganization, (ii) exchange your Fund shares for shares in another fund of the Trust, or (iii) for a Fund Direct IRA or Coverdell Savings Account, transfer your investment to a different institution prior to the Reorganization. If such a change is not made before the time of the applicable Reorganization, you will not receive shares of the Acquiring Fund, your position will be liquidated at the time of reorganization, and you will receive a cash distribution equal in value to the NAV of your Acquired Fund shares. This event will be taxable for taxable shareholders.

In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

How do I transfer my Acquired Fund shares to a brokerage account that will accept ETF shares?

The broker where you hold your Acquired Fund shares should be able to assist you in transferring your shares to a brokerage account that can accept shares of an ETF.

We suggest you provide your broker with a copy of your most recent shareholder statement. Your broker will require your account number, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the Acquired Funds' transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

If you don't have a brokerage account or a relationship with a brokerage firm, you will need to open an account with a brokerage firm. Following the Reorganizations, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund Shares in the secondary market that shareholders do not experience as shareholders of an Acquired Fund.

What if I do not want to own shares of an ETF?

If you do not want to receive shares of the ETF in connection with a Reorganization, you can exchange your Acquired Fund shares for shares of another abrdn mutual fund that is not participating in a Reorganization or redeem your Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action. Exchange or redemption of your Fund shares will be a taxable event if you hold your shares in a taxable account.

The last date to redeem your shares or exchange them for shares of another abrdn mutual fund prior to each Reorganization is October 16, 2025.

How do the Funds' investment objectives, principal investment strategies, policies, and limitations compare?

Investment Objectives

The investment objectives of each Acquired Fund and the Acquiring Fund are similar in that each Fund seeks long-term capital appreciation (or growth), but the Acquiring Fund also seeks income as part of a total return objective. The China A Fund seeks long-term capital appreciation. The Focused ex-China Fund seeks long-term growth of capital. The Acquiring Fund seeks total return consisting of income and long-term capital appreciation.

Principal Investment Strategies

The principal investment strategies of the Acquiring Fund have certain similarities to the principal investment strategies of each Acquired Fund, but they are different. The principal investment strategies of the Acquiring Fund are similar to the principal investment strategies of the Focused ex-China Fund in that both Funds invest primarily in equity securities of emerging market companies. However, as a non-fundamental policy, the Focused ex-China Fund invests under normal circumstances at least 80% of the value of its net assets in equity securities of emerging market companies excluding Chinese companies, while the Acquiring Fund currently anticipates that it will invest a significant amount of its assets in securities tied to mainland China.

Additionally, the Focused ex-China Fund is managed pursuant to a "focused" strategy whereby it will typically invest in a small number of issuers. The China A Fund, as a non-fundamental policy, invests under normal circumstances at least 80% of the value of its net assets in equity securities of mainland China-based companies that are denominated in Renminbi and listed on the Shenzhen and Shanghai stock exchanges ("China A Shares"). The Acquiring Fund, as a non-fundamental policy, invests under normal circumstances at least 80% of the value of its net assets in equity securities of emerging market companies that pay dividend income. The Acquired Funds do not have a specific strategy to invest in companies that pay dividend income.

	China A Fund	Focused Ex-China Fund	Acquiring Fund
Investment Objective	The China A Fund seeks long-term capital appreciation.	The Focused ex-China Fund seeks long-term growth of capital.	The Acquiring Fund seeks total return consisting of income and long-term capital appreciation.
Principal Investment Strategies	As a non-fundamental policy, under normal circumstances, the China A Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of mainland China-based companies that are denominated in Renminbi and listed on the Shenzhen and Shanghai stock exchanges ("China A Shares"). For the purposes of the Fund meeting its 80% investment policy, the Fund will include investments in exchange-traded funds ("ETFs") that have policies to invest 80% or more of their assets in China A Shares.
China A Shares are only available to non-mainland China investors like the Fund through the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect programs (collectively, "Stock Connect") or the Qualified Foreign Institutional Investor and Renminbi Qualified Foreign Institutional Investor systems (collectively, the "QFII Programs"). Stock Connect and the QFII Programs are subject to regulatory changes and specified quota limitations. The Shanghai and Shenzhen stock exchanges may close for extended periods for holidays or otherwise, which impacts the Fund's ability to trade in China A Shares during those periods.	The Focused ex-China Fund will invest primarily in common stocks, but may also invest in other types of equity securities, including, but not limited to, preferred stock and depositary receipts. As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market (excluding China) companies. The Fund will be managed pursuant to a "focused" strategy whereby the Adviser or abrdn Investments Limited (the "Sub-adviser") will typically invest the Fund's assets in a small number of issuers. Generally, the Fund expects to hold approximately 45 to 60 issuers.
A company is considered to be an emerging market (excluding China) company if Fund management determines that the company meets one or more of the following criteria:
• the company is organized under the laws of an emerging market country (excluding China);
• the company has its principal office in, or management is located in, an emerging market country (excluding China); and/or	As a non-fundamental policy, under normal circumstances, the Acquiring Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies that pay dividend income. The Fund will invest primarily in common stocks but may also invest in other types of equity securities, including, but not limited to, preferred stock and depositary receipts. A company is considered to be an emerging market company if Fund management determines that the company meets one or more of the following criteria:
• the company is organized under the laws of an emerging market country;
• the company has its principal office in, or management is located in, an emerging market country; and/or
• the company has its principal securities trading market in an emerging market country.

China A Fund	Focused Ex-China Fund	Acquiring Fund
The Fund may invest in securities denominated in U.S. Dollars and the currencies of the foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests.
The Fund may invest without limit in equity securities of companies of any size, including small- and mid-cap companies. Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts. The Fund also may invest in equity-linked notes. An equity-linked note is a security whose performance is generally tied to a single stock, a stock index or a basket of stocks. For purposes of the Fund's 80% policy described above, equity-linked notes are classified according to their underlying or referenced security or securities. The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. The Fund currently anticipates that it will have significant exposure to the industrials sectors.	• the company has its principal securities trading market in an emerging market country (excluding China).
An emerging market (excluding China) country is any country included in the MSCI Emerging Markets ex-China Index or determined by the Adviser or the Sub-adviser to have similar emerging market characteristics. At times, the Fund may have a significant amount of its assets invested in a country or geographic region, including through an exchange-traded fund or by any other available means, such as through American Depositary Receipts ("ADRs") or Global Depositary Receipts ("GDRs"). The Fund currently anticipates that it will invest a significant amount of its assets in securities economically tied to Taiwan. The Fund may invest in securities denominated in U.S. Dollars and currencies of emerging market countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests.
The Fund may invest in securities of any market capitalization, including small and mid-cap securities.	An emerging market country is any country included in the MSCI Emerging Markets Index or determined by the Adviser or Sub-adviser to have similar emerging market characteristics. Emerging market countries may include countries considered to be frontier markets. A frontier market country is any country included in the MSCI Frontier Markets Index or determined by the Adviser or Sub-adviser to have similar frontier market characteristics. At times, the Fund may have a significant amount of its assets invested in a country or geographic region, including through an exchange-traded fund or by any other available means, such as through American Depositary Receipts ("ADRs") or Global Depositary Receipts ("ADRs") or Global Depositary Receipts ("GDRs"). The Fund currently anticipates that it will invest a significant amount of its assets in securities economically tied to India, Taiwan and in Mainland China, including through the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect program or by any other available means. The Fund may invest in securities denominated in U.S. Dollars and currencies of the foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests.
The Fund may invest in securities of any market capitalization.

China A Fund	Focused Ex-China Fund	Acquiring Fund

In seeking to achieve the Fund's investment objective, the Adviser and Sub-adviser invest in quality companies and are an active, engaged owners. The Adviser and Sub-adviser evaluate every company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material environmental, social and governance ("ESG") factors impacting a company. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser and Sub-adviser. Through fundamental research, supported by a global research presence, the Adviser and Sub-adviser seek to identify companies whose quality and future prospects are not yet fully recognized by the market.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. The Fund currently anticipates that it will have significant exposure to the information technology and financials sectors.
In seeking to achieve the Fund's investment objective, the Adviser and Sub-adviser invest in quality companies and are an active, engaged owners. The Adviser and Sub-adviser evaluate every company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material environmental, social and governance ("ESG") factors impacting a company. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Advisers.	The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. The Fund currently anticipates that it will have significant exposure to the financials and information technology sectors.
In seeking to achieve the Fund's investment objective, the investment team narrows the investable universe by looking at the dividend potential of companies and focusing on fundamental factors. The Adviser's and Sub-adviser's primary focus is on stock selection using research techniques to select individual holdings. The investment team places particular emphasis on understanding business fundamentals and dynamics and the impact this has on cash flow generation and a company's ability to allocate cash effectively. The investment team seeks to allocate the Fund's assets to high dividend paying companies and companies that the Adviser and Sub-adviser believe are growing their dividend over time.

China A Fund	Focused Ex-China Fund	Acquiring Fund

The Adviser and Sub-adviser's consideration of fundamental factors includes, among other things, a quality assessment focused on five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material environmental, social and governance ("ESG") factors impacting a company. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser and Sub-adviser.

Investment Limitations

The Acquired Funds and Acquiring Fund have the same fundamental investment policies and limitations. The Acquired Funds and the Acquiring Fund are subject to the same non-fundamental investment policies and restrictions except that, as a matter of non-fundamental policy: 1) the China A Fund, under normal circumstances, invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of mainland China-based companies that are denominated in Renminbi and listed on the Shenzhen and Shanghai stock exchanges ("China A Shares"); 2) the Focused ex-China Fund, under normal circumstances, invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market (excluding China) companies; and 3) the Acquiring Fund, under normal circumstances, invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies that pay dividend income. Each such policy can be changed upon 60 days' notice to shareholders. Please refer to "Investment Restrictions" in the Statements of Additional Information for the Acquired Funds and the Acquiring Fund.

Are there any differences in the principal risks between the Acquired Funds and Acquiring Fund?

Yes. The China A Fund is subject to principal risks specific to investment in China A Shares. The Focused ex-China Fund is subject to principal risks specific to investment in emerging markets excluding China and specific to its "focused" strategy. The Acquiring Fund is subject to risks specific to its strategy to invest in companies that pay dividend income.

Additionally, the Acquiring Fund is subject to certain risks unique to operating as an ETF. In particular, the Acquiring Fund is subject to the risk that its shares will trade at market prices that are above (premium to) or below (discount to) the Acquiring Fund's NAV. The Acquiring Fund is also subject to the risk that "authorized participants," which are the only entities that are permitted to engage in creation or redemption transactions directly with the Acquiring Fund, do not engage in such transactions, which could cause the Acquiring Fund's shares to trade at a larger premium or discount to the Acquiring Fund's NAV and possibly result in trading halts and/or delisting. Following the Reorganizations, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund Shares in the secondary market that shareholders do not experience as shareholders of an Acquired Fund. Additionally, because the Acquiring Fund may effect its creations and redemptions in cash or partially in cash, it may be less tax-efficient than other ETFs that are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests.

For additional discussion of these and other risk factors, please see "Comparison of Principal Risk Factors".

How do the Funds' management and distribution arrangements compare?

The following summarizes the management and distribution arrangements of the Acquired Funds and the Acquiring Fund:

Management of the Funds

Investment Adviser

abrdn Inc., a Delaware corporation formed in 1993, serves as the investment adviser to each Fund. The Adviser's principal place of business is located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. The Adviser manages and supervises the investment of each Fund's assets on a discretionary basis.

abrdn Inc. is a wholly-owned subsidiary of abrdn Holdings Limited, which has its registered offices at 1 George Street, Edinburgh, United Kingdom, EH2 2LL. abrdn Holdings Limited is a wholly-owned subsidiary of Aberdeen Group plc ("Aberdeen"), which has registered offices at 1 George Street, Edinburgh, United Kingdom EH2 2LL. Aberdeen Group plc, combined with its subsidiaries and affiliates, manages approximately $464 billion in assets as of March 31, 2025. Aberdeen provides asset management and investment solutions for clients and customers worldwide and also has a strong position in the pensions and savings market.

In rendering investment advisory services, the Adviser, and Sub-adviser described below, may use the resources of investment adviser subsidiaries of Aberdeen. These affiliates have entered into a memorandum of understanding / personnel sharing procedures ("MOU") pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the Aberdeen affiliates, including the Funds, as associated persons of the Adviser or Sub-adviser. No remuneration is paid by the Funds with regard to the MOU.

Sub-Advisers

abrdn Investments Limited ("aIL") currently serves as Sub-adviser to the Focused ex-China Fund and the Acquiring Fund. aIL's registered office is located at 1 George Street, Edinburgh, United Kingdom, EH2 2LL. aIL is responsible for the day-to-day management of the Focused ex-China Fund and the Acquiring Fund. To the extent that aIL does not have management over a specific portion of a Fund's assets, aIL will assist the Adviser with oversight for the Fund. When a portfolio management team from aIL is allocated a specific portion of a Fund's assets to manage, it will receive a fee from the Adviser for its investment management services. aIL is an affiliate of the Adviser and wholly owned by Aberdeen.

abrdn Asia Limited ("aAL") currently serves as Sub-adviser to the China A Fund. aAL's principal place of business is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. aAL is responsible for the day-to-day management of the China A Fund. To the extent that aAL does not have management over a specific portion of a Fund's assets, aAL will assist the Adviser with oversight for the Fund. When a portfolio management team from aAL is allocated a specific portion of a Fund's assets to manage, it will receive a fee from the Adviser for its investment management services. aAL is an affiliate of the Adviser and wholly owned by Aberdeen.

On or about October 17, 2025, it is anticipated that the Sub-Advisory Agreements with aIL and aAL on behalf of the Funds will terminate prior to each Reorganization. Day-to-day management of the Funds is not expected to change as a result of such termination.

Multi-Manager Structure

On September 22, 2008, the Adviser and the Trust received an exemptive order from the SEC for a multi-manager structure which allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate unaffiliated sub-advisers without the approval of shareholders. The order also allows the Adviser to revise a sub-advisory agreement with an unaffiliated sub-adviser without shareholder approval. If a new unaffiliated sub-adviser is hired, the change would be communicated to shareholders within 90 days of such change, and all changes would be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The multi-manager structure is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

The Adviser provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective sub-advisers for the Fund and thereafter monitoring the performance of the sub-adviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the sub-adviser. The Adviser has responsibility for communicating performance expectations and evaluations to the sub-adviser and ultimately recommending to the Trust's Board of Trustees whether the sub-adviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of sub-advisers. The Adviser will regularly provide written reports to the Trust's Board of Trustees regarding the results of its evaluation and monitoring functions. Although the Adviser will monitor the performance of the sub-advisers, there is no certainty that the sub-adviser or the Funds will obtain favorable results at any given time. The Adviser does not currently rely on the manager of managers order with respect to its management of the Funds.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements for the Acquired Funds is available in the Funds' Form N-CSR for the period ended October 31, 2024.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory and sub-advisory agreements for the Acquiring Fund is available in the Fund's Form N-CSR for the period ended April 30, 2025.

Portfolio Management

The Adviser and Sub-advisers generally use a team-based approach for the management of each Fund. Information about the Aberdeen team members jointly and primarily responsible for the day-to-day management of each Fund is included below.

China A Fund

Pruksa Iamthongthong has managed the Fund since 2009. She is Deputy Head of Equities—Asia Pacific, having joined the company in 2007, she now leads portfolio construction for the flagship Asia Pacific ex Japan Equities strategy. As well as overseeing and managing the team's investment analysts, she is a member of the Asia Pacific small cap portfolio construction team. As a research analyst Pruksa previously co-covered Greater China with her Singapore and Hong Kong-based colleagues and the Asia Technology sector. Pruksa graduated from Chulalongkorn University in Thailand with First Class Honours in Bachelor of Business Administration. She speaks English, Mandarin and Thai and is a CFA Charterholder.

Jim Jiang has managed the Fund since 2018. He is an Investment Manager on the Chinese equities team. Jim joined the company in 2018 after graduation. Jim graduated with a BSc in Quantitative Finance from the Hong Kong University of Science and Technology.

Elizabeth Kwik has managed the Fund since 2013. She is an Investment Director on the Chinese equities team. She is responsible for conducting investment research on Chinese companies and managing our Chinese equity portfolios. She joined the company in 2013, based in Hong Kong. Elizabeth graduated with a Bachelor of Science in Economics from the London School of Economics and is a CFA Charterholder.

Nicholas Yeo has managed the Fund since 2009. He is Director and Head of Equities—China. Nicholas joined the company in 2000 via the acquisition of Murray Johnstone. He was seconded to the London Global Emerging Market team for two years where he covered EMEA and Latin American companies, before returning to the Asian Equities team in Singapore in March 2004. In March 2007, he transferred to Hong Kong to lead Chinese equity research. Nicholas holds a BA (Hons) in Accounting and Finance from The University of Manchester and an MSc in Financial Mathematics from Warwick Business School. Nicholas is a CFA® charterholder.

Focused ex-China Fund

Devan Kaloo has managed the Fund since 2025. He is Global Head of Equities and Head of Global Emerging Markets Equities for Aberdeen. Devan joined Aberdeen in 2000 as part of the Asian equities team in Singapore, before later transferring to London where he took up the position of Head of Global Emerging Markets Equities in 2005. In 2015 he was promoted to Global Head of Equities and joined Aberdeen's Group management board. Devan started in fund management with Martin Currie in 1994 covering Latin America, before subsequently working with the North American equities, global asset allocation and eventually the Asian equities teams. Devan graduated with an MA (Hons) in International Relations and Management from the University of St Andrews and has a postgraduate diploma in Investment Analysis from the University of Stirling.

Nick Robinson has managed the Fund since 2025. He is Deputy Head of Global Emerging Market Equities on the Global Emerging Markets Equity team at Aberdeen. Nick joined the company in 2000 and spent eight years on the North American Equities team, including three years based in the US offices. In 2008 he joined the Global Emerging Markets Equity team. Nick relocated to São Paulo in 2009 to start Aberdeen's operations in Brazil. In 2016 he returned to London. Nick graduated with an MSc in Chemistry from Lincoln College, Oxford and is a CFA charterholder.

Acquiring Fund

Matt Williams has managed the Fund since 2025 and began managing the Fund's predecessor, abrdn Emerging Markets Dividend Fund in 2024. He is a Senior Investment Director on the Global Emerging Markets (GEM) team at Aberdeen, where he is responsible for the GEM Income strategy. In terms of research responsibilities, Matt currently covers a number of companies within Industrials. Matt joined the company in 1998. He has successfully managed country funds in both Japan and Asia Pacific. He moved from the GEM and Asia Pacific team based in Edinburgh to the London based GEM team in April 2018 following the restructuring of the equity division. Matthew holds a BA in Economics from Durham University in 1998 and a Diploma in Investment Analysis Associate of the Society of Investment Professionals (formerly AIIMR). He is also a CFA charterholder.

Gabriel Sacks has managed the Fund since 2025 and began managing the Fund's predecessor, abrdn Emerging Markets Dividend Fund in 2024. He is an Investment Director on the Global Emerging Markets equities team. Gabriel joined the company in 2008 and is based in London but previously spent 5 years in Singapore from 2018 to 2023, where he was (and continues to be) focused primarily on Asian smaller companies. Gabriel is currently lead manager of the Asia Focus Investment Trust and a pod member of the GEM Income strategy and the GEM Smaller Companies strategy. During his time in Singapore, Gabriel was the lead manager of the Asian Smaller Companies fund (until December 2022 just prior to his return to London) and was a pod member of a number of other dedicated Asian and GEM strategies. Gabriel graduated with an MA (Hons) in Land Economy from Selwyn College, Cambridge University and is a CFA charterholder.

Awais Khan has managed the Fund since 2025. He is Head of ETF Portfolio Management and Capital Markets at Aberdeen and is responsible for looking after portfolio management, trading, and capital management aspects of our ETF capabilities. Awais joined the company in July 2024 from Vanguard, where he spent over 12 years of his 14+ year career in the equity portfolio management team. At the time of his departure, he managed a dozen Vanguard equity funds and ETFs with $274 billion in assets. Awais graduated with a BS and BSBA in Economics and International Business from the University of North Carolina at Charlotte. Awais is a CFA charterholder and is a member of the CFA Institute and CFA Society of Philadelphia.

For information about the compensation of, any other accounts managed by, and any fund shares held by a Fund's portfolio manager(s), please refer to the "Appendix A- Portfolio Managers" section of the of the Acquired Funds' and the Acquiring Fund's Statements of Additional Information, which is incorporated herein by reference.

Management Fees

Each Acquired Fund and the Acquiring Fund pays the Adviser a management fee based on its average daily net assets, and the Adviser pays the applicable Sub-adviser from the management fee it receives. On or about October 17, 2025, it is anticipated that the Sub-Advisory Agreements with aIL and aAL on behalf of the Funds will terminate prior to each Reorganization. The fee structures for each Acquired Fund and the Acquiring Fund are identical apart from the fact that the management fees of each Acquired Fund are subject to breakpoints, as shown below, whereas the management fees of the Acquiring Fund are not subject to breakpoints. Because the Acquiring Fund's management fee rate is set at or below the rate for each Acquired Fund's lowest breakpoint tier, the effective management fee rate for the Acquiring Fund is lower than the management fee for each Acquired Fund at all asset levels.

The annual investment advisory fee for each Fund, as a percentage of the Fund's average daily net assets, is as follows:

Fund	Advisory Fee
China A Fund	On assets up to $500 million: 0.85% On assets of $500 million up to $2 billion: 0.80% On assets of $2 billion and more: 0.75%
Focused ex-China Fund	On assets up to $500 million: 0.75% On assets of $500 million up to $2 billion: 0.73% On assets of $2 billion and more: 0.70%
Acquiring Fund	On all assets: 0.70%

For more information about Fund management for the Acquired Funds, please refer to the "Fund Management" section of the Acquired Funds' Prospectus and the "Investment Advisory and Other Services" section of the Acquired Funds' Statement of Additional Information, each of which is incorporated herein by reference. For more information about Fund management for the Acquiring Fund, please refer to the "Fund Management" section of the Acquiring Fund's Prospectus and the "Investment Advisory and Other Services" section of the Acquiring Fund's Statement of Additional Information, each of which is incorporated herein by reference.

Expense Arrangements

With respect to the China A Fund, abrdn Funds and abrdn Inc. have entered into a written contract limiting operating expenses to 0.99% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2026 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares and Class R shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

With respect to the Focused ex-China Fund, abrdn Funds and abrdn Inc. have entered into a written contract limiting operating expenses to 0.90% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2026 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and Rule 12b-1 fees for Class A and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

With respect to the Acquiring Fund, abrdn Funds and abrdn Inc. have entered into a written contract limiting operating expenses to 0.70% for the Fund. This contractual limitation may not be terminated before February 28, 2027 without the approval of the Independent Trustees of the Board. This limit excludes (i) interest, taxes, brokerage fees and short sale dividend expenses; (ii) expenses incurred indirectly by the Fund as a result of investments in short term investment vehicles such as money market funds that do not exceed 0.005% of a Fund's average net assets ("acquired fund fees and expenses" or "AFFE") (but includes AFFE for other investment companies and pooled investment vehicles); and (iii) extraordinary expenses, if any. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

These expense arrangements will renew for one-year terms provided that such continuance is specifically approved by a majority of Independent Trustees. In order to terminate the expense arrangements, abrdn Inc. must provide written notice to the Trust at least 30 days prior to the end of the then current term. If these arrangements cease to continue, expenses could increase above the expense limits.

For more information about the Funds' fees and operating expenses, please refer to the Acquired Funds' Prospectus, which is incorporated herein by reference, and to the "Annual Fund and Class Operating Expenses" section below.

Distribution of Fund Shares

The principal business address of Aberdeen Fund Distributors LLC (the "Distributor" or "AFD"), each Acquired Fund's principal underwriter, is 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. AFD is affiliated with the Funds' Adviser. ALPS Distributors, Inc. serves as Distributor for the Acquiring Fund, and its principal address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Each Acquired Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 (the "1940 Act") with respect to Class A, Class C, and Class R shares (as applicable), which permits Class A, Class C, and Class R shares of the Funds (as applicable) to compensate the Distributor or any other entity approved by the Board for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to your financial advisor or other intermediary for distribution and shareholder services. Institutional Class shares pay no 12b-1 fees.

The Acquiring Fund has not adopted a Distribution Plan under Rule 12b-1 of the 1940 Act.

For more information about Fund distribution with respect to the Acquiring Fund, please refer to the "Distribution" section of the Acquiring Funds' Prospectus. For more information about Fund distribution with respect to the Acquired Funds, please refer to the "Investing with abrdn Funds—Distribution and Service Fees" section of the Acquired Funds' Prospectus and to the "Additional Information on Purchases and Sales" section of the Acquired Funds' Statement of Additional Information, each of which is incorporated herein by reference.

How do the Funds' fees and operating expenses compare, and what are the Acquiring Fund's fees and operating expenses estimated to be following each Reorganization?

The following tables allow you to compare the total fees and expenses and net fees and expenses of each Acquired Fund and to analyze the pro forma estimated total fees and expenses and net fees and expenses of the corresponding Combined Fund.

Annual Fund Operating Expenses

The following tables show the fees and expenses of the Acquired Funds and Acquiring Fund for the six months ended April 30, 2025, and the pro forma estimated fees and expenses of each Combined Fund based on the same time period after giving effect to each Reorganization. The pro forma estimated fees and expenses after giving effect to each Reorganization assume a certain amount of asset attrition due to the inability of the Acquired Funds' retirement plan shareholders to hold shares of an ETF. Annual fund or class operating expenses are paid by each Fund or class, as applicable. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of a Fund.

As shown below, each Reorganization is expected to result in lower total annual fund operating expenses, both before and after fee waivers and expense reimbursements, for shareholders of the applicable Acquired Fund.

To facilitate the Reorganization, effective on or about August 21, 2025, all share classes of each Acquired Fund were consolidated into the Institutional Class in advance of each Reorganization. The table below shows shareholder fees of each class of the Fund that existed prior to the share class consolidation in order to give shareholders an indication of how their historical fees will change upon conversion of the Fund to an ETF.

Each Reorganization is not contingent on the consummation of the other Reorganization. Therefore, pro forma estimated fees and expenses are provided assuming the consummation of one or both Reorganizations. The pro forma estimated fees and expenses after giving effect to each Reorganization also assume a certain amount of asset attrition due to the inability of the Acquired Funds' retirement plan shareholders to hold shares of an ETF.

abrdn China A Share Equity Fund

	Acquired Fund—abrdn China A Share Equity Fund
	Class A	Class C	Class R	Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00%[1]	1.00%[2]	None	None
Small Account Fee[3]	$20	$20	None	$20

	Acquired Fund—abrdn China A Share Equity Fund				Acquiring Fund—abrdn Emerging Markets Dividend Active ETF	Pro Forma— Combined Fund—abrdn China A Share Equity Fund	Pro Forma— Combined Fund—abrdn China A Share Equity Fund and abrdn Focused Emerging Markets ex-China Fund
	Class A	Class C	Class R	Institutional Class Shares
Management Fee	0.85%	0.85%	0.85%	0.85%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) fees	0.25%	1.00%	0.50%	None	None	None	None
Other Expenses	1.51%	1.50%	1.55%	1.48%	0.47%[4]	0.44%[4]	0.39%[4]
Acquired Fund Fees and Expenses[5]	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	2.63%[6]	3.37%[6]	2.92%[6]	2.35%[6]	1.19%	1.16%	1.11%
Less: Amount of Fee Limitations/Expense Reimbursements	1.25%[7]	1.36%[7]	1.24%[7]	1.34%[7]	0.49%[8]	0.46%[8]	0.41%[8]
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.38%[6]	2.01%[6]	1.68%[6]	1.01%[6]	0.70%	0.70%	0.70%

  1  Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder's fee was paid.

  2  If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1.00%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

  3  Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee. See the Statement of Additional Information for information about circumstances under which this fee will not be assessed.

  4  "Other Expenses" have been estimated to reflect expenses expected to be incurred by the Fund for the current fiscal year.

  5  Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds.

  6  The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements do not correlate to the Fund's Ratio of Expenses (Prior to Reimbursements) to Average Net Assets and Ratio of Expenses to Average Net Assets, respectively, included in the Fund's Financial Highlights in the Fund's prospectus, as those ratios do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

  7  The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.99% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2026 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares and Class R shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

  8  The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.70% for the Fund. This contractual limitation may not be terminated before February 28, 2027 without the approval of the Independent Trustees of the Board. This limit excludes (i)interest, taxes, brokerage fees and short sale dividend expenses; (ii) expenses incurred indirectly by the Fund as a result of investments in short term investment vehicles such as money market funds that do not exceed 0.005% of a Fund's average net assets ("acquired fund fees and expenses" or "AFFE") (but includes AFFE for other investment companies and pooled investment vehicles); and (iii) extraordinary expenses, if any. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

abrdn Focused Emerging Markets ex-China Fund

	Acquired Fund—abrdn Focused Emerging Markets ex-China Fund
	Class A	Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00%[1]	None
Small Account Fee[2]	$20	$20

	Acquired Fund—abrdn Focused Emerging Markets ex-China Fund		Acquiring Fund—abrdn Emerging Markets Dividend Active ETF	Pro Forma— Combined Fund—abrdn Focused Emerging Markets ex-China Fund	Pro Forma— Combined Fund—abrdn China A Share Equity Fund and abrdn Focused Emerging Markets ex-China Fund
	Class A	Institutional Class Shares
Management Fee	0.75%	0.75%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) fees	0.25%	None	None	None	None

	Acquired Fund—abrdn Focused Emerging Markets ex-China Fund		Acquiring Fund—abrdn Emerging Markets Dividend Active ETF	Pro Forma— Combined Fund—abrdn Focused Emerging Markets ex-China Fund	Pro Forma— Combined Fund—abrdn China A Share Equity Fund and abrdn Focused Emerging Markets ex-China Fund
	Class A	Institutional Class Shares
Other Expenses	0.75%	0.73%	0.47%[3]	0.40%[3]	0.39%[3]
Acquired Fund Fees and Expenses[4]	0.09%	0.09%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.84%[5]	1.57%[5]	1.19%	1.12%	1.11%
Less: Amount of Fee Limitations/Expense Reimbursements	0.60%[6]	0.58%[6]	0.49%[7]	0.42%[7]	0.41%[7]
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.24%[5]	0.99%[5]	0.70%	0.70%	0.70%

  1  Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder's fee was paid.

  2  Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

  3  "Other Expenses" have been estimated to reflect expenses expected to be incurred by the Fund for the current fiscal year.

  4  Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds.

  5  The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements do not correlate to the Fund's Ratio of Expenses (Prior to Reimbursements) to Average Net Assets and Ratio of Expenses to Average Net Assets, respectively, included in the Fund's Financial Highlights in the Fund's prospectus, as those ratios do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

  6  The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.90% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2026 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and Rule 12b-1 fees for Class A and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

  7  The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.70% for the Fund. This contractual limitation may not be terminated before February 28, 2027 without the approval of the Independent Trustees of the Board. This limit excludes (i)interest, taxes, brokerage fees and short sale dividend expenses; (ii) expenses incurred indirectly by the Fund as a result of investments in short term investment vehicles such as money market funds that do not exceed 0.005% of a Fund's average net assets ("acquired fund fees and expenses" or "AFFE") (but includes AFFE for other investment companies and pooled investment vehicles); and (iii) extraordinary expenses, if any. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Examples of Effect of Fund Expenses

These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares of that Fund at the end of those periods. It assumes a 5% return each year and that the Fund's operating expenses remain the same (taking into account the contractual limitation until its expiration). Although your actual costs may be higher or lower based on these assumptions your costs would be:

abrdn China A Share Equity Fund	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares
1 Year	$783	$391	$251	$190
3 Years	$1,305	$991	$862	$687
5 Years	$1,852	$1,713	$1,499	$1,212
10 Years	$3,337	$3,625	$3,211	$2,649

You would pay the following expenses on the same investment if you did not sell your shares:

abrdn China A Share Equity Fund	1 Year	3 Years	5 Years	10 Years
Class C Shares	$291	$991	$1,713	$3,625

abrdn Focused Emerging Markets ex-China Fund	Class A Shares	Institutional Class Shares
1 Year	$731	$139
3 Years	$1,101	$475
5 Years	$1,494	$836
10 Years	$2,593	$1,850

	abrdn Emerging Markets Dividend Active ETF	Pro Forma—Combined Fund—abrdn China A Share Equity Fund	Pro Forma—Combined Fund—abrdn Focused Emerging Markets ex-China Fund	Pro Forma—Combined Fund—abrdn China A Share Equity Fund and abrdn Focused Emerging Markets ex-China Fund
1 Year	$72	$72	$72	$72
3 Years	$311	$306	$299	$297
5 Years	$590	$577	$561	$557
10 Years	$1,384	$1,352	$1,311	$1,301

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any Fund.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, each Acquired Fund's portfolio turnover rate was as set forth in the following table:

Acquired Fund	Portfolio Turnover Rate as a Percentage of the Average Value of its Portfolio
abrdn China A Share Equity Fund	61%
abrdn Focused Emerging Markets ex-China Fund	49%
abrdn Emerging Markets Dividend Fund (the Predecessor Fund of abrdn Emerging Markets Dividend Active ETF)[1]	122%

  1  The Predecessor Fund's portfolio turnover was higher during the fiscal year ended October 31, 2024 due to the change in the Fund's strategy that took place during the fiscal year.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Do the procedures for purchasing and redeeming shares of the Funds differ?

The Acquired Funds and Acquiring Fund have different procedures for purchasing, exchanging and redeeming shares, which are summarized below.

Acquiring Fund

Most investors will buy and sell shares in secondary market transactions through brokers. Shares of the Acquiring Fund will be listed for trading on the Listing Exchange and elsewhere during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. Most investors will bear customary brokerage commissions and charges when buying or selling shares. Shares trade under the trading symbols listed on the cover of this Prospectus.

Prior to trading in the secondary market, Shares of the Acquiring Fund are "created" at NAV by market makers, large investors and institutions only in block-size "Creation Units" or multiples thereof. Each "creator" is an Authorized Participant ("AP") that has entered into an AP agreement with the Acquiring Fund's distributor.

A creation transaction, which is subject to acceptance by the distributor and the Acquiring Fund, generally takes place when an AP deposits into the Acquiring Fund a designated amount of cash and/or securities in exchange for a specified number of Creation Units (a "creation basket"). Similarly, Shares can be redeemed only in Creation Units, generally for a designated portfolio of securities held by the Acquiring Fund and/or cash (a "redemption basket"). Creation baskets and redemption baskets may differ, and the Trust reserves the right to accept "custom baskets."

Except when aggregated in Creation Units, Shares are not redeemable by the Acquiring Fund. Only an AP may create or redeem Creation Units directly with the Acquiring Fund.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form.

In the event of a system failure or other interruption, including disruptions at market makers or APs, orders to purchase or redeem Creation Units either may not be executed according to the Acquiring Fund's instructions or may not be executed at all, or the Acquiring Fund may not be able to place or change orders.

To the extent the Acquiring Fund engages in in-kind transactions, the Acquiring Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). Further, an AP that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the Securities Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a participant in the Depository Trust Company ("DTC") and has executed an agreement with the Acquiring Fund's distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cutoff times for receipt of creation and redemption orders) and the applicable transaction fees is included in the Acquiring Fund's Statement of Additional Information.

Certain affiliates of the Acquiring Fund, Adviser and Sub-Adviser may purchase and resell Shares pursuant to this Prospectus.

Acquired Funds

An investor may purchase shares of an Acquired Fund directly from the Acquired Funds through the Distributor or through a financial intermediary. Each Acquired Fund offers multiple share classes.

For more information about the procedures for purchasing, redeeming and exchanging the Acquired Funds' shares, please refer to the "Investing with abrdn Funds—Buying, Exchanging and Selling Shares" section of the Acquired Funds' Prospectus, and to the "Additional Information on Purchases and Sales" section of the Acquired Funds' Statement of Additional Information, each of which is incorporated herein by reference.

Do the Funds' dividend and distribution policies differ?

The Acquired Funds and the Acquiring Fund have different dividend and distribution policies.

Each Acquired Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends annually. The Acquiring Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly.

For more information about the Acquired Funds' and the Acquiring Fund's dividend and distribution policies, please refer to the "Distributions and Taxes—Income and Capital Gain Distributions" section of the Acquired Funds' and the Acquiring Fund's Prospectuses and to the "Additional General Tax Information for all Funds" section of the Acquired Funds' and the Acquiring Fund's Statements of Additional Information, each of which is incorporated herein by reference.

On or before the Closing Date, each Acquired Fund may declare additional dividends or other distributions of its net income and/or net realized capital gains.

Will there be any significant portfolio transitioning in connection with the Reorganization?

abrdn Inc. currently anticipates that the Acquired Funds will need to dispose of any securities that are not transferable, cannot be held by the Acquiring Fund or do not align with the Acquiring Fund's creation basket requirements. Based on the China A Fund's holdings as of July 10, 2025, approximately 87% of the China A Fund's holdings are not transferable (due to restrictions in certain markets) and would have to be sold by the China A Fund before the closing of the Reorganization. In addition, approximately 9% of the China A Fund's holdings will be sold because these holdings do not align with the Acquiring Fund's creation basket requirements and approximately 1% of the China A Fund's holdings will be sold even though it aligns with the Acquiring Fund's creation basket requirements due to operational inefficiencies of transferring one holding. Assuming both Reorganizations occur, based on the Focused EM ex-China Fund's holdings as of July 10, 2025, approximately 34% of the Focused EM ex-China Fund's holdings are not transferable (due to restrictions in certain markets) and would have to be sold by the Focused EM ex-China Fund before the closing of its Reorganization and reinvested to align more closely to the Acquiring Fund's transferable security creation basket requirements, which is comprised of cash and securities. Approximately 66% of the Focused EM ex-China Fund's holdings are transferable to the Acquiring Fund. Approximately 62% of the 66% of the Focused EM ex-China Fund's transferable holdings (which is approximately 41% of the Focused EM ex-China Fund's total holdings as of July 10, 2025) will be sold prior to the Reorganization and repositioned to align more closely to the Acquiring Fund's transferable security creation basket requirements, which is comprised of cash and securities. Approximately 38% of the 66% of the Focused EM ex-China Fund's transferable holdings (which is approximately 25% of the value of the Focused EM ex-China Fund's total holdings as of July 10, 2025) are transferable, align with the Acquiring Fund's transferable security creation basket requirements and will transfer to the Acquiring Fund. Once repositioning is completed prior to the Reorganization, it is anticipated that approximately 50% of the Focused EM ex-China Fund's holdings will have been repositioned to align more closely to the Acquiring Fund's transferable security creation basket requirements, approximately 25% of the Focused EM ex-China Fund's holdings will have been sold and transfer to the Acquiring Fund in cash and approximately 25% of the Focused EM ex-China Fund's holdings will transfer to the Acquiring Fund. This portfolio transition may result in the Acquired Funds holding larger amounts of uninvested cash than is customary leading up to the Closing Date, and there may be times when the Acquired Funds are not fully invested in accordance with their investment objectives and strategies during this transition period, which may cause the Acquired Funds to forgo appreciation in value of portfolio investments, if any. This may impact the Acquired Funds' performance. As of July 1, 2025, the expected trading expenses to sell non-transferable portfolio holdings and realign the portfolio to align with the Acquiring Fund's creation basket requirements on an aggregate level would be approximately $21,295 for the China A Fund (or 0.13% of the China A Fund's NAV as of July 1, 2025) or $0.03 per share of the China A Fund and $230,298 for the Focused EM ex-China Fund (or 0.56% of the Focused EM ex-China Fund's NAV as of July 1, 2025) or $0.09 per share of the Focused EM ex-China Fund. If the Focused EM ex-China Fund has holdings in any countries that impose an additional foreign transfer tax on the transfer of securities to the Acquiring Fund, these taxes will be assessed in addition to the transaction costs disclosed above and would be borne by the Combined Fund following the Reorganizations. It is currently anticipated that such transfer taxes will total $2,500. The foregoing estimates are subject to change depending on the composition of the Acquired Funds' portfolios and market circumstances at the time any sales are made.

abrdn Inc. currently anticipates that the sale of securities that are not transferable or the repositioning to align with the Acquiring Fund's creation basket requirements may begin as soon as September 24, 2025 due to market closures associated with a "Golden Week", a 7- or 8-day national holiday in China (October 1-8, 2025).

Following the Reorganizations, the Combined Fund expects to realign its portfolio in a manner consistent with the Acquiring Fund's investment strategies and policies. The Combined Fund may not be invested consistent with its investment strategies while such realignment occurs. The realignment of the Combined Fund is anticipated to take less than one week following the closing of the Reorganization, based on current market conditions and assuming that each Acquired Fund's holdings are the same as holdings on July 1, 2025. Based on each Acquired Fund's holdings as of July 1, 2025 and the fact that 100% of the China A Fund and 25% of the Focused EM ex-China Fund will transfer in cash due to non-transferable Acquiring Fund basket securities, the Combined Fund will receive a large percentage of the Acquired Funds' assets in cash.

To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganizations, these will be borne by the Acquired Funds with respect to the portfolio transitioning conducted before the Reorganizations and borne by the Combined Fund with respect to the portfolio transitioning conducted after the Reorganizations. If each Acquired Fund has holdings in any countries that impose an additional foreign transfer tax on the transfer of securities to the Acquiring Fund, these taxes will be assessed in addition to the transaction costs disclosed above and would be borne by the Combined Fund post-Reorganization.

The portfolio transitioning pre- and post-Reorganization may result in capital gains or losses, which may have federal income tax consequences for shareholders of the Acquired Funds and the Combined Fund. See "Is the Reorganization considered a taxable event for federal income tax purposes?" above and the section entitled "The Reorganization—Federal Income Tax Considerations."

Who bears the expenses associated with the Reorganizations?

abrdn Inc. will bear the cost of each Reorganization regardless of whether each Reorganization is consummated. Shareholders of an Acquired Fund will bear the transaction costs associated with portfolio sales related to any securities that are unable to be transferred by an Acquired Fund to the Acquiring Fund or repositioned to align with the Acquiring Fund's creation basket requirements, and shareholders of the Acquiring Fund will bear the costs of any security purchases required after the Reorganizations. As of July 1, 2025, the expected trading expenses to sell non-transferable portfolio holdings and realign the portfolio to align with the Acquiring Fund's creation basket requirements on an aggregate level would be approximately $21,295 for the China A Fund (or 0.13% of the China A Fund's NAV as of July 1, 2025) or $0.03 per share of the China A Fund and $230,298 for the Focused EM ex-China Fund (or 0.56% of the Focused EM ex-China Fund's NAV as of July 1, 2025) or $0.09 per share of the Focused EM ex-China Fund. If the Focused EM ex-China Fund has holdings in any countries that impose an additional foreign transfer tax on the transfer of securities to the Acquiring Fund, these taxes will be assessed in addition to the transaction costs disclosed above and would be borne by the Combined Fund following the Reorganizations. It is currently anticipated that such transfer taxes will total $2,500. The foregoing estimates are subject to change depending on the composition of the Acquired Funds' portfolios and market circumstances at the time any sales are made.

For more information, please refer to the section entitled "Additional Information about the Funds—Expenses."

COMPARISON OF PRINCIPAL RISK FACTORS

The following is a summary of the principal risks associated with an investment in the Funds. The China A Fund is subject to principal risks specific to investment in China A Shares. The Focused ex-China Fund is subject to principal risks specific to investment in emerging markets excluding China and specific to its "focused" strategy. The Acquiring Fund is subject to risks specific to its strategy to invest in companies that pay dividend income. Additionally, the Acquiring Fund is subject to certain risks unique to operating as an ETF.

Risks associated with an investment in the Funds

The table below and the paragraphs that follow provide more information about the principal investments and techniques that each Acquired Fund and the Acquiring Fund may use and the related risks. A check mark ("?") indicates a principal risk to which an Acquired Fund or the Acquiring Fund is subject.

The absence of a check mark for an Acquired Fund or the Acquiring Fund with respect to a particular risk does not indicate that such Fund is not exposed to such risk at all, but only that it is not a principal risk. The Statements of Additional Information for the Acquired Funds and the Acquiring Fund, which are incorporated by reference herein, contain information about additional investments in which each Fund may invest that are non-principal investments and additional risks to which each Fund may be subject. The order of the below investments, investment techniques and risks does not indicate their significance.

Active Management Risk	🗸	🗸	🗸
Authorized Participants Risk			🗸
Cash Transactions Risk			🗸
Cybersecurity Risk	🗸	🗸	🗸
Depositary Receipts Risk			🗸
Dividend Strategy Risk			🗸
Emerging Markets Risk	🗸	🗸	🗸
Equity-Linked Notes	🗸
Equity Securities Risk	🗸	🗸	🗸
ESG Integration Risk	🗸	🗸	🗸
Exchange-Traded Fund Risk	🗸	🗸
Focus Risk		🗸
Foreign Currency Exposure Risk	🗸	🗸	🗸
Foreign Securities Risk	🗸	🗸	🗸
Frontier Markets Risk			🗸
Illiquid Securities Risk	🗸
Impact of Large Redemptions and Purchases of Fund Shares	🗸	🗸
Issuer Risk	🗸	🗸	🗸
Liquidity Risk			🗸
Market Risk	🗸	🗸	🗸
Market Trading Risk			🗸
Mid-Cap Securities Risk	🗸	🗸	🗸
Other Investment Companies Risk	🗸	🗸	🗸
Preferred Shares Risk			🗸
Sector Risk	🗸	🗸	🗸
Small-Cap Securities Risk	🗸	🗸	🗸
Temporary Investments/Defensive Positions	🗸	🗸	🗸
Trading Risk			🗸
Valuation Risk	🗸	🗸	🗸

Active Management Risk—Each Fund is subject to the risk that the Adviser or Sub-adviser may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Funds and there can be no guarantee that these decisions will achieve the desired results for the Funds. In addition, the Adviser or the Sub-adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies. Each Fund is also subject to the risk that deficiencies in the internal systems or controls of the Adviser or Sub-adviser or another service provider will cause losses for the Fund or hinder Fund operations. For example, trading delays or errors (both human and systematic) could prevent a Fund from purchasing a security expected to appreciate in value.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Emerging Markets Risk—The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject a Fund to increased volatility or substantial declines in value. Emerging market securities may also be less liquid (particularly during market closures due to local holidays or other reasons) and more difficult to value than securities economically tied to developed foreign countries. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose a Fund to risks beyond those generally encountered in developed countries. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. Funds may also be subject to Emerging Markets Risk if they invest in derivatives or other securities or instruments whose value or return are related to the value or returns of emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Emerging market countries may be dependent on the economies of certain key trading partners, and a reduction in spending on products and services or changes in those economies or their relationships with countries in those regions may cause an adverse impact on the regional economy. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets, as well as political uncertainty, corruption, military intervention, social unrest or natural disasters. The economy of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors. For these and other reasons, investments in emerging markets are often considered speculative. A Fund may also invest in frontier markets, which involve the same risks as emerging markets, but to a greater extent since they tend to be even smaller, less developed, and less accessible than other emerging markets.

China Risk. In addition to the risks discussed above under "Emerging Markets Risk," as well as the risks described below under "Foreign Securities Risk," investing in China presents additional risks. Concentrating investments in China and Hong Kong may make a Fund significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund's investments.

Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economies and securities markets of China or Hong Kong. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978. Military conflicts, either in response to internal social unrest or conflicts with other countries, are an ever present consideration.

The adoption or continuation of protectionist trade policies by one or more countries (including the U.S.) could lead to decreased demand for Chinese products and have an adverse effect on the Chinese securities markets. In particular, the current political climate has intensified concerns about a potential trade war between China and the United States, as each country has imposed, and may in the future impose additional, tariffs on the other country's products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China's export industry, which could have a negative impact on a Fund's performance. Certain securities are, or may in the future become, restricted, and a Fund may be forced to sell such restricted securities and incur a loss as a result. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Recent developments in relations between the U.S. and China have raised concerns regarding trade restrictions between the two countries, which could negatively impact a Fund. It is currently impossible to predict whether further restrictions will be placed on trade between China and the U.S.

Chinese authorities may intervene in the China securities market and halt or suspend trading of securities for short or even longer periods of time. The China securities market has, at times, experienced considerable volatility and has historically been subject to relatively frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, which could include securities held by a Fund.

A Fund may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (VIEs). Because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China, certain Chinese companies have used VIEs to facilitate foreign investment without distributing direct ownership of companies based or operated in China. In such cases, the Chinese operating company establishes an offshore company, and the offshore company enters into contractual arrangements with the Chinese company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the Chinese company. Shares of the offshore company, in turn, are listed and traded on exchanges outside of China and are available to non-Chinese investors, such as a Fund. This arrangement allows non-Chinese investors in the offshore company to obtain economic exposure to the Chinese company without direct equity ownership in the Chinese company.

Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. There is a risk that China may cease to tolerate VIEs at any time or impose new restrictions on the structure, in each case either generally or with respect to specific industries, sectors or companies.

Investments involving a VIE may also pose additional risks because such investments are made through a company whose interests in the underlying Chinese company are established through contract rather than through equity ownership. For example, in the event of a dispute, the offshore company's contractual claims with respect to the Chinese company may be deemed unenforceable in China, thus limiting (or eliminating) the remedies and rights available to the offshore company and its investors. Such legal uncertainty may also be exploited against the interests of the offshore company and its investors. Further, the interests of the equity owners of the Chinese company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and directors of the Chinese company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. The VIE structure generally restricts a Fund's ability to influence the Chinese company through proxy voting and other means and may restrict the ability of an issuer to pay dividends to shareholders from the Chinese company's earnings. VIE structures also could face delisting or other ramifications for failure to meet the requirements of the SEC, the Public Company Accounting Oversight Board (PCAOB) or other United States regulators. If these risks materialize, the value of investments in VIEs could be adversely affected and a fund could incur significant losses with no recourse available.

Exposure to China may be gained through investments in securities that are economically tied to China or, in some cases, through direct investment in China securities (described below under "—Direct China Securities"). For a more detailed analysis and explanation of the specific risks of investing in China, please see "Emerging Markets Securities—Investing in China" in the Statement of Additional Information relating to this Information Statement.

Direct China Securities. Historically, direct investments in foreign investments in stocks, bonds and warrants listed and traded on a Mainland China stock exchange, investment companies, and other financial instruments approved by the Chinese regulators (collectively referred to as "China Securities") were not eligible for investment by non-Chinese investors. aAL has been granted a qualified foreign institutional investor license and a renminbi qualified foreign institutional investor license, which allow aAL to invest in China Securities for its clients. aAL is authorized to invest in China Securities for all of its clients only up to a specified quota established by the Chinese State Administration of Foreign Exchange ("SAFE") under each license (the "Quotas"). The provisions regarding such Quotas may be subject to change with little or notice given by SAFE.

The QFII Quota is measured by aAL's investments across all accounts that it manages that are invested in China Securities using the QFII Quota. The application and interpretation of the QFII regulations are subject to uncertainty as to how they will be applied. Net realized profits may not currently be repatriated until the completion of an audit by a registered accountant in China and payment of all applicable taxes. SAFE retains its power to exercise macro prudential supervision over the repatriation of capital by QFIIs, based on China's financial situation, FX market supply and demand and international balance of payment position. Chinese authorities could change the regulations applicable to QFIIs at any time.

Where a Fund is invested through aAL's RQFII Quota, repatriation is subject to the RQFII regulations in effect from time to time ("RQFII Regulations"). Currently, there is no regulatory prior approval requirement for repatriation of funds from aAL's RQFII Quota but net realized profits for any financial year may not currently be repatriated until the completion of an audit by a registered accountant in China and payment of all applicable taxes. There is no certainty that additional regulatory restrictions will not be imposed on the repatriation of funds in the future. The RQFII license and the RQFII Regulations governing investments by RQFIIs in China may be changed with little or no notice. The CSRC and SAFE have been given wide discretions in the RQFII Regulations and there is no precedent as to how these discretions might be exercised. At this stage of development, the RQFII Regulations may be subject to further revisions; there is no assurance whether such revisions will prejudice the RQFII, or whether aAL's RQFII quota, which is subject to review from time to time by CSRC and SAFE, may be removed substantially or entirely. CSRC and/or SAFE may have power in the future to impose new restrictions or conditions on or terminate aAL's RQFII license, which may adversely affect the Fund and its shareholders. It is not possible to predict how such changes would affect the Fund.

Although China's laws permit the use of nominee accounts for clients of investment managers who are QFII or RQFII license holders, the Chinese regulators require the securities trading and settlement accounts to be maintained in the name of the QFII or RQFII license holder. The Fund has been advised that, as a matter of Chinese law, the assets belong to the relevant client and not the QFII license holder. There is a risk that creditors of aAL may assert that aAL is the legal owner of the securities and other assets in the accounts. Nonetheless, if a court upholds a creditor's assertion that the assets held under the QFII Quota belong to aAL as license holder, then creditors of aAL could seek payment from the China Securities held under the QFII Quota. For more information, please see "Investing in China" in the SAI.

Stock Connect. Investing in China A shares through Stock Connect involves various considerations and risks, including, but not limited to, illiquidity risk; currency risk; greater price volatility; legal and regulatory uncertainty risk; execution risk; operational risk; tax risk; credit risk; and economic, social and political instability of the stock market in the People's Republic of China ("PRC").

In recent years, non-Chinese investors, including the Funds, have been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified brokers in Shanghai or other locations that have stock connect programs.

China Stock Exchange-listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program, through the Shenzhen-Hong Kong Stock Connect Program, and may be available in the future through additional stock connect programs as they are developed in different locations (collectively, "Stock Connect Programs"). China A shares through the Stock Connect Programs are held by third party securities settlement systems in Hong Kong (Hong Kong Securities Clearing Company ("HKSCC")) and the PRC ("ChinaClear") where they are mixed with other investors' assets and may be subject to lower safekeeping, segregation and record keeping requirements than investments held domestically. It is considered unlikely that ChinaClear will become insolvent but, if it does so, HKSCC is likely to seek to recover any outstanding China A shares from ChinaClear through available legal channels but it is not obligated to do so. If HKSCC does not enforce claims against ChinaClear these funds may not be able to recover their China A shares. China A shares traded through Stock Connect are uncertificated and are held in the name of HKSCC or its nominee. PRC law may not recognize the beneficial ownership of the China A shares by these funds and, in the event of a default of ChinaClear, it may not be possible for the China A shares held by these funds to be recovered.

Stock Connect is subject to a daily quota (the "Daily Quota"), which limits the maximum net purchases under Stock Connect each day and, as such, buy orders for China A Shares would be rejected once the Daily Quota is exceeded (although the Funds will be permitted to sell China A Shares regardless of the Daily Quota balance). Further, Stock Connect, which relies on the connectivity of the Shanghai or Shenzhen markets with Hong Kong, is subject to operational risk and regulations that are relatively untested and subject to change. If one or both of the Chinese and Hong Kong markets are closed on a U.S. trading day, the Funds may not be able to acquire or dispose of China A Shares through Stock Connect in a timely manner, which could adversely affect the Funds' performance.

India. Political, economic, social and other factors in India may adversely affect a Fund's performance. An emerging market such as India has undergone and may continue to undergo rapid change and lack the social, political and economic stability of more developed countries. The value of the Fund's assets may be adversely affected by political, economic, social and religious factors, changes in Indian law or regulations and the status of India's relations with other countries. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Agriculture occupies a more prominent position in the Indian economy than in the United States, and the Indian economy therefore is more susceptible to adverse changes in weather. Moreover, the Indian economy remains vulnerable to natural disasters, such as droughts and monsoons. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and a Fund, market conditions, and prices and yields of securities in a Fund's portfolio.

Further, the economies of developing countries such as India generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The Indian economy also has been and may continue to be adversely affected by economic conditions in the countries with which it trades.

There is also the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war or terrorist attacks). All of these factors could adversely affect the economy of India, make the prices of Indian securities generally more volatile than the prices of securities of companies in developed markets and increase the risk of loss to a Fund.

The securities market in India is substantially smaller, less liquid and significantly more volatile than the securities market in the United States. The relatively small market capitalizations of, and trading values on, Indian stock exchanges may cause the Fund's investments in securities listed on these exchanges to be comparatively less liquid and subject to greater price volatility than comparable U.S. investments. In addition, Indian securities markets are less developed than U.S. securities markets. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Issuers in India are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an Indian issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. There is substantially less publicly available information about Indian issuers than there is about U.S. issuers.

A high proportion of the shares of many Indian issuers are held by a limited number of persons, which may limit the number of shares available for investment by a Fund. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which a Fund has invested could dilute the earnings per share of a Fund's investment and could adversely affect the market price of such securities. Sales of securities by such issuer's major stockholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, a Fund's investment. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of the Indian securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time that it desires.

Furthermore, restrictions or controls applicable to foreign investment in the securities of issuers in India may also adversely affect a Fund's investments within the country. The availability of financial instruments with exposure to Indian financial markets may be substantially limited by restrictions on foreign investors and subject to regulatory authorizations.

Foreign investors are required to observe certain investment restrictions, including limits on shareholdings, which may impede a fund's ability to invest in certain issuers or to fully pursue its investment objective. These restrictions may also have the effect of reducing demand for, or limiting the liquidity of, such investments. There can be no assurance that the Indian government will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign investors in such a way that may adversely affect the ability of a Fund to repatriate their income and capital.

Indian stock exchanges have in the past experienced substantial fluctuations in the prices of their listed securities. They have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they occur again in the future, could affect the market price and liquidity of the Indian securities in which the Fund invests. In addition, the governing bodies of the various Indian stock exchanges have from time to time imposed restrictions on trading in certain securities, limitations on price movements and margin requirements. Disputes have also occurred from time to time among listed companies, the stock exchanges and other regulatory bodies, and in some cases those disputes have had a negative effect on overall market sentiment. The foregoing factors could impede the ability of the Fund to effect portfolio transactions on a timely basis and could have an adverse effect on the net asset value of a Fund's shares of common stock and the price at which those shares trade.

There is less regulation and monitoring of Indian securities markets and the activities of investors, brokers and other participants than in the United States. Moreover, issuers of securities in India are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the timely disclosure of information. Legal principles relating to corporate affairs and the validity of corporate procedures, directors' fiduciary duties and liabilities and stockholders' rights may differ from those that may apply in other jurisdictions. Stockholders' rights under Indian law may not be as extensive as those that exist under the laws of the United States. A Fund may therefore have more difficulty asserting its rights as a stockholder of an Indian company in which it invests than it would as a stockholder of a comparable American company. A Fund may also have difficulty enforcing foreign judgments against Indian companies or their management.

Taiwan. Including risks associated with investing in emerging markets, a Fund's investment in or exposure to Taiwan is also subject to risks associated with, among other things, currency fluctuations, commodity shortages, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of Taiwan. In addition, investments in Taiwan could be adversely affected by political and economic relationship with China.

Equity-Linked Notes—The China A Fund may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked security(ies). If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies). Equity-linked notes involve further risks associated with:

•  purchases and sales of notes, including the possibility that exchange rate fluctuations may negatively affect the value of a note and

•  the credit quality of the note's issuer

Equity-linked notes are frequently secured by collateral. If an issuer defaults, the Fund would look to any underlying collateral to recover its losses. Ratings of issuers of equity-linked notes refer only to the issuer's creditworthiness and the related collateral. They provide no indication of the potential risks of the linked securities.

Equity Securities Risk—Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline). Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of a Fund's investments, regardless of the performance or expected performance of companies in which the Fund invests. Equity securities may be subject to increased risk during periods of economic or market uncertainty or difficulty. Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders' claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

ESG Integration Risk—To the extent the ESG factors are used to evaluate investments, the consideration of such factors may adversely affect a Fund's performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics may not be the only factors considered and, as a result, the issuers in which a Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in a Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG factors.

Exchange-Traded Fund Risk—To the extent that a Fund invests in ETFs, the Fund may be subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF's shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund's expenses and similar expenses incurred through the Fund's ownership of the ETF.

Focus Risk—Funds that invest a greater proportion of their assets in the securities of a smaller number of issuers will be subject to greater volatility with respect to their investments than funds that invest in a larger number of securities.

Foreign Currency Exposure Risk—Funds that invest in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies may fluctuate in value relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. These risks may impact a Fund more greatly to the extent the Fund does not hedge its currency risk. To manage currency risk, a Fund may enter into foreign currency exchange contracts to hedge against a decline in the U.S. Dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. Not all Funds hedge currency risk. In addition, the Adviser's use of hedging techniques does not eliminate exchange rate risk. In certain circumstances, the Adviser may hedge using a foreign currency other than the currency which the portfolio securities being hedged are denominated. This type of hedging entails greater risk because it is dependent on a stable relationship between the two currencies paired in the hedge and the relationship can be very unstable at times. If the Adviser is unsuccessful in its attempts to hedge against exchange rate risk, the Fund could be in a less advantageous position than if the Adviser did not establish any currency hedge. The Adviser may also employ strategies to increase a Fund's exposure to certain currencies, which may result in losses from such currency positions. When deemed appropriate by the Adviser, the Adviser may from time to time seek to reduce foreign currency risk by hedging some or all of a Fund's foreign currency exposure back into the U.S. Dollar. Losses on foreign currency transactions used for hedging purposes may be offset by gains on the assets that are the subject of a Fund's hedge. Certain Funds may also purchase a foreign currency on a spot or forward basis in order to obtain potential appreciation of such currency relative to the U.S. Dollar or to other currencies in which a Fund's holdings are denominated (see "Non-Hedging Foreign Currency Trading Risk" for more detail). Losses on such transactions may not be offset by gains from other Fund assets.

A Fund's gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund's income or gains at the Fund level and its distributions to shareholders. A Fund's losses from such positions may also recharacterize the Fund's income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

To the extent a foreign government limits or causes delays in the convertibility or repatriation of its currency, this will adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Such actions could severely affect security prices, impair a Fund's ability to purchase or sell foreign securities or transfer the Fund's assets back into the U.S., or otherwise adversely affect the Fund's operations.

Foreign Securities Risk—The Funds use various criteria to determine to which country or countries the securities in which the Funds invest are economically tied. Because issuers often have activities and operations in several different countries, an issuer could be considered a non-U.S. issuer even though changes in the value of its securities held by a Fund are significantly impacted by its U.S. activities. Similarly, an issuer could be classified as a U.S. issuer even when the changes in the value of the issuer's securities held by a Fund are significantly impacted by non-U.S. activities. Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

•  political and economic changes and/or instability, including adverse consequences stemming from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies, natural/environmental disasters, recessions, inflation, rapid interest rate changes and supply chain disruptions;

•  the impact of currency exchange rate fluctuations;

•  reduced information about issuers;

•  higher transaction costs;

•  less stringent regulatory and accounting standards; and

•  delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent that a Fund invests a significant portion of its assets in a specific geographic region or in securities denominated in a particular foreign currency, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with foreign investments. The risks of investing in foreign securities are increased in connection with investments in emerging markets. See "Emerging Markets Risk" above.

Illiquid Securities Risk—Illiquid securities are assets that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset.

A Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that maybe less liquid than other investments. A Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect a Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, a Fund may be forced to sell securities at an unfavorable time and conditions.

Securities that lack liquidity may also be difficult to value. Over recent years, the capacity of dealers to make markets infixed income securities has been outpaced by the growth in the size of the fixed income markets. Illiquid securities risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund's portfolio holdings. These procedures and tests take into account a Fund's investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.

Impact of Large Redemptions and Purchases of Fund Shares—Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund's performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Issuer Risk—The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.

Market Risk—Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect a Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that a Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, a Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, a Fund that engages in short sales could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:

•  corporate earnings;

•  production;

•  management;

•  sales; and

•  market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies, natural/environmental disasters, recessions, inflation, rapid interest rate changes and supply chain disruptions. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund's investments.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and interest rate hikes. The impact of these policies and legislative changes on the markets, and the practical implications for market participants, may not be fully known for some time. A reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely impact the Fund's investments. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected by such events.

Mid-Cap Securities Risk—Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies. Compared to larger companies, mid-cap securities tend to have analyst coverage by fewer Wall Street firms and may trade at prices that reflect incomplete or inaccurate information. Medium-sized companies may have a shorter history of operations, less access to financing and a less diversified product line and be more susceptible to market pressures and therefore have more volatile prices and company performance than larger companies. During some periods, securities of medium-sized companies, as an asset class, have underperformed the securities of larger companies.

Other Investment Companies Risk—Investments in securities of other investment companies are subject to the risks that apply to the other investment companies' strategies and portfolio holdings. The success of the Fund's investment in these securities is directly related, in part, to the ability of the other investment companies to meet their investment objectives. In addition, investments in exchange-traded funds ("ETFs") and listed closed-end funds are subject to the additional risk that shares of the ETF or closed-end fund may trade at a premium or discount to their net asset value per share, or may not have an active trading market available. The Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies in which the Fund is invested and may be higher or lower depending on the allocation of the Fund's assets among the investment companies and the actual expenses of the investment companies.

Sector Risk—To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. As disclosed under "Principal Risks" in the Summary section for the applicable Fund, certain Funds have a significant portion of their assets invested in securities in, and are therefore subject to the risks of, the sectors described below.

Financials Sector Risk. To the extent that the financials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses. (abrdn Focused Emerging Markets ex-China Fund and abrdn Emerging Markets Dividend Active ETF only)

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services. (abrdn China A Share Equity Fund and abrdn Emerging Markets Dividend Active ETF only)

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. (abrdn Focused Emerging Markets ex-China Fund and abrdn Emerging Markets Dividend Active ETF only)

Small-Cap Securities Risk—In general, securities of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, a Fund's investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors. These risks may be exacerbated for micro-cap securities.

Temporary Investment/Defensive Positions—Generally, each Fund will be fully invested in accordance with its investment objective and strategies; however, pending investment of cash balances or for other cash management purposes or if a Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash, cash equivalents or other short-term obligations, including:

•  short-term U.S. Government securities;

•  certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; prime quality commercial paper;

•  repurchase agreements covering any of the securities in which the Fund may invest directly; and

•  shares of money market funds

The use of temporary defensive positions prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market up swings.

Before, during and after a closure of the Shanghai and Shenzhen markets for five consecutive business days or longer, which typically occurs twice per year during national holidays in China, the China A Fund may temporarily reduce its allocation to China A Shares in favor of temporary investments noted above or make a corresponding increase in the Fund's allocation to "H Shares" if the Adviser believes the extended closures of the Shanghai and Shenzhen exchanges will adversely impact the Fund. H Shares are a different share class than China A Shares of companies that are dually listed in mainland China and Hong Kong, and which are traded on the Hong Kong exchange. During these periods, the China A Fund's replacement of a portion of its China A Shares allocation with H Shares may temporarily prevent the China A Fund from meeting its policy to invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, inequity securities of companies that issue China A Shares. While H Shares are generally expected to perform similarly to China A Shares issued by the same company, performance can sometimes vary dramatically due to varying investor sentiments and demands in the different mainland China versus Hong Kong markets.

In addition, pending investment of cash balances or for other cash management purposes, a Fund may invest without limit in other instruments, including but not limited to, derivatives that provide exposure to markets or companies in which the Fund may invest and in shares of other investment companies that invest in securities in which the Fund may invest, subject to the limits of the 1940 Act. For information about the risks of investing in derivatives and other investment companies, please see "Derivatives Risk", "Exchange-Traded Fund Risk" and "Other Investment Companies Risk" above and "Derivatives Risk" and "Securities of Investment Companies" in the SAI.

Valuation Risk—The price a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.

Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size and the strategies employed by the Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lots. A Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

In addition, since foreign exchanges may be open on days when the Funds do not price their shares, the value of the securities in a Fund's portfolio may change on days when shareholders are not be able to purchase or sell that Fund's shares.

Additional risks associated with an investment in the Acquiring Fund

The Acquiring Fund is subject to the following additional principal risks, which are not principal risks associated with an investment either Acquired Fund:

Authorized Participants Risk—Only an authorized participant that has entered into an agreement with a Fund's distributor (an "Authorized Participant" or "AP") may engage in creation or redemption transactions directly with the Fund, and none of those APs is obligated to engage in creation and/or redemption transactions. The Funds have entered into AP agreements with only a limited number of institutions. Should these APs cease to act as such or for any reason be unable to create or redeem Shares and new APs not appointed in their place, Shares may trade at a discount to that Fund's NAV and possibly face trading halts or delisting.

Cash Transactions Risk—Unlike certain ETFs, the abrdn Emerging Markets Dividend Active ETF may effect its creations and redemptions in cash or partially in cash. As a result, an investment in the Fund may be less tax-efficient than an investment in such ETFs. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. If the Fund effects a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which also involves transaction costs. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. (abrdn Emerging Markets Dividend Active ETF only)

Depositary Receipts Risk—The Fund may invest in depositary receipts, which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund's performance.

Dividend Strategy Risk—There is no guarantee that the issuers of the securities held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund's emphasis on dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company's track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. A Fund may hold securities for short periods of time related to the dividend payment periods for those securities and may experience loss during these periods. There is the possibility that the anticipated acceleration of dividend could not occur.

Frontier Markets Risk—The risks associated with investments in frontier market countries include all the risks described above for investments in "Foreign Securities" and "Emerging Markets Securities," although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than are investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than are typically found in more developed markets.

Liquidity Risk—A Fund may make investments that are, or may become, less liquid due to various factors, including general market conditions or conditions impacting the issuer of, or counterparty to, the investment. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be fewer trading opportunities available for the investments. Less liquid investments may have higher risks than more liquid investments. These risks may be magnified as interest rates rise or in other circumstances. If a Fund is forced to sell a less liquid investment to fund redemptions or to raise cash, it may be forced to sell the investment at a loss or for less than its fair value. Generally, only APs may redeem Shares. Investors other than APs wishing to realize their Shares will generally need to rely on secondary trading in the public trading market. There can be no assurance as to the price at which, or volume in which, it may at any time be possible to realize Shares in the public trading market. Although the Shares are listed for trading on Nasdaq, there can be no assurance that an active trading market for such shares will develop or be maintained.

Market Trading Risk—As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Shares will approximate the Fund's NAV when purchased and sold in the secondary market, there may be times when the market price of the Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines. The market price of a Fund's shares on an exchange during the trading day, like the price of any exchange-traded security, includes a "bid/ask" spread charged by the exchange specialist, market makers or other participants that trade the Fund's shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities. Where all or a portion of underlying ETF securities trade in a market that is closed when the market in which the ETF's shares are listed and trading is open, there may be changes between the last quote from the closed foreign market and the value of such security during the ETF's domestic trading day. This in turn could lead to differences between the market price of the ETF shares and the underlying value of those shares.

An ETF has a limited number of intermediaries that act as Authorized Participants, and none of these Authorized Participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able and willing to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/ or delisting. Additionally, while Fund Shares are listed for trading on an exchange, there can be no assurance that active trading markets for Fund Shares will be maintained by market makers or Authorized Participants.

Decisions by market makers or Authorized Participants to reduce their role or "step away" from these activities in times of market stress may inhibit the effectiveness of the creation/redemption process in maintaining the relationship between the underlying value of the Fund's holdings and the Fund's NAV. Such reduced effectiveness could result in the Fund's Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund's Shares.

Preferred Shares Risk—Preferred shares in which the Fund may invest represent equity or ownership interests in issuers that pay dividends at a specified rate and have precedence over common shares in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred shares. If interest rates rise, the fixed dividend on preferred shares may be less attractive, causing the price of preferred shares to decline. Preferred shares may have mandatory sinking fund provisions, as well as provisions allowing the shares to be called or redeemed prior to its maturity, which can have a negative impact on the share's price when interest rates decline.

Trading Risk—Although Shares are listed for trading on Nasdaq (the "Listing Exchange") and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Listing Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares may be halted due to market conditions or for reasons that, in the view of the Listing Exchange, make trading in shares inadvisable. In addition, trading in shares on the Listing Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Listing Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that Shares will trade with any volume, or at all, on any stock exchange.

For more information about the principal risks associated with an investment in the funds, please refer to the "Additional Information about Investments, Investment Techniques and Risks" sections of the Acquired Funds' Prospectuses and Acquiring Fund's Prospectus, each of which is incorporated herein by reference, and to the "Additional Information on Portfolio Instruments and Investment Policies" section of the Acquired Funds' and the Acquiring Fund's Statements of Additional Information, each of which is incorporated herein by reference.

How do the Funds compare in terms of their performance?

China A Fund

The bar chart and table below can help you evaluate potential risks of the China A Fund. The bar chart shows how the China A Fund's annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table following the bar chart compares the China A Fund's performance over time with those of a broad measure of market performance. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the China A Fund's average annual total returns to the returns of the MSCI China A (Onshore) Index (Net TR), a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the China A Fund will perform in the future. For updated performance information, please visit https://www.abrdn.com/us/literature or call 866-667-9231. The Fund changed its investment strategies effective June 13, 2019. The performance information for periods before June 13, 2019 does not reflect the China A Fund's current investment strategies. In connection with the change in investment strategies, the China A Fund changed its name from Aberdeen China Opportunities Fund to Aberdeen China A Share Equity Fund.

Annual Total Returns—
Class A Shares
(Years Ended Dec. 31)

Highest Return: 24.28%—4th quarter 2020

Lowest Return: -19.21%—3rd quarter 2022

Year to Date Return as of June 30, 2025: 5.08%

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2024	1 Year	5 Years	10 Years
Class A shares—Before Taxes	-0.77%	-3.46%	1.92%
Class A shares—After Taxes on Distributions	-1.16%	-3.75%	1.50%
Class A shares—After Taxes on Distributions and Sales of Shares(1)	-0.46%	-2.55%	1.43%
Class C shares—Before Taxes	3.64%	-2.94%	1.84%
Class R shares—Before Taxes	5.01%	-2.59%	2.20%
Institutional Class shares—Before Taxes	5.70%	-1.96%	2.88%
MSCI China A (Onshore) Index (Net TR) (reflects no deduction for fees or expenses)	11.59%	0.89%	0.03%

  (1)  Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sales of shares to be greater than the returns after taxes on distributions or the returns before taxes.

Focused Ex-China Fund

The bar chart and table below can help you evaluate potential risks of the Focused ex-China Fund. The bar chart shows how the Fund's annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table following the bar chart compares the Fund's performance over time with those of a broad measure of market performance. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Focused ex-China Fund's average annual total returns to the returns of the MSCI Emerging Markets ex-China Index (Net TR), a broad-based securities index, and MSCI All Country World Index (Net TR). Effective February 28, 2025, the MSCI Emerging Markets ex-China Index (Net TR) replaced the MSCI All Country World Index (Net TR) as the Focused ex-China Fund's primary benchmark in connection with the change in the Focused ex-China Fund's investment strategy. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Focused ex-China Fund will perform in the future. For updated performance information, please visit abrdn.com/us/literature or call 866-667-9231.

The Focused ex-China Fund changed its investment strategy effective February 28, 2025 from a global equity strategy to a focused emerging markets excluding China strategy. In connection with the change in investment strategy, the Focused ex-China Fund changed its name from abrdn Global Equity Impact Fund to abrdn Focused Emerging Markets ex-China Fund.

The returns presented for the Focused ex-China Fund for periods prior to December 3, 2021 reflect the performance of a predecessor fund (the "Predecessor Fund"), a registered investment company. The Focused ex-China Fund adopted the performance of the Predecessor Fund as the result of a reorganization on December 3, 2021, in which the Focused ex-China Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund.

Returns of the Predecessor Fund have been adjusted to reflect applicable sales charges but not the differences in the expenses applicable to the respective classes of the Focused ex-China Fund.

Annual Total Returns—
Class A Shares
(Years Ended Dec. 31)

Highest Return: 23.68%—2nd quarter 2020

Lowest Return: -19.34%—1st quarter 2020

Year to Date Return as of June 30, 2025: 16.30%

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2024	1 Year	5 Years	10 Years
Class A shares—Before Taxes	-6.57%	3.17%	3.84%
Class A shares—After Taxes on Distributions	-6.57%	2.67%	3.08%
Class A shares—After Taxes on Distributions and Sales of Shares(1)	-3.89%	2.23%	2.63%
Institutional Class shares—Before Taxes	-0.59%	4.66%	4.73%
MSCI Emerging Markets ex-China Index (Net TR) (reflects deductions for expenses and taxes)	3.56%	4.45%	4.73%
MSCI All Country World Index (Net TR) (reflects deductions for expenses and taxes)	17.49%	10.06%	9.23%

  (1)  Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sales of shares to be greater than the returns after taxes on distributions or the returns before taxes.

Acquiring Fund

The bar chart and table below can help you evaluate potential risks of the Acquiring Fund. Effective after the close of business on February 14, 2025, abrdn Emerging Markets Dividend Fund (the "Predecessor Fund") was reorganized into the Acquiring Fund. The returns presented for the Acquiring Fund reflect the performance of the Predecessor Fund. The Acquiring Fund adopted the performance of the Predecessor Fund as a result of a reorganization in which the Acquiring Fund acquired all of the assets and assumed certain stated liabilities of the Predecessor Fund. Performance shown below is based on the investment objective and investment strategies utilized by the Predecessor Fund, which were the same as those of the Acquiring Fund. The Predecessor Fund was managed by the same investment adviser and sub-adviser as that of the Acquiring Fund. The returns presented for the Acquiring Fund reflect the performance of Institutional Shares of the Predecessor Fund.

The bar chart shows how the performance of the Acquiring Fund's Shares (represented by the performance of the Predecessor Fund's Institutional Class Shares) has varied from year to year. The table compares the Acquiring Fund's average annual total returns (represented by the performance of the Predecessor Fund's Institutional Class Shares) to the returns of the MSCI Emerging Markets Index (Net TR), a broad-based securities index. Prior to February 29, 2024, the Predecessor Fund pursued a different investment strategy. Performance for the Acquiring Fund's Shares has not been adjusted to reflect the Acquiring Fund's Shares' lower expenses than those of the Predecessor Fund's Institutional Class Shares. Performance for the Predecessor Fund is based on the NAV per share of the Predecessor Fund shares rather than on market-determined prices. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Acquiring Fund will perform in the future. For updated performance information, please visit www.abrdn.com/usa/etf or call 844-383-7289.

Annual Total Returns—
Institutional Class Shares
(Years Ended Dec. 31)

Highest Return: 18.71%—2nd quarter 2020

Lowest Return: -23.57%—1st quarter 2020

Year to Date Return as of June 30, 2025: 17.14%

After-tax returns are shown in the following table for Institutional Class Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2024	1 Year	5 years	10 years
Institutional Class Shares—Before Taxes	7.51%	2.87%	3.69%
Institutional Class Shares—After Taxes on Distributions	6.52%	1.98%	2.59%
Institutional Class Shares—After Taxes on Distributions and Sales of Shares	4.45%	1.80%	2.34%
MSCI Emerging Markets Index (Net TR) (reflects deductions for expenses and taxes)	7.50%	1.70%	3.64%

THE TRANSACTIONS

AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION BETWEEN THE ACQUIRED FUNDS AND ACQUIRING FUND.

Agreement and Plan of Reorganization and Liquidation

The terms and conditions under which each Reorganization may be consummated are set forth in each Agreement. Significant provisions of each Agreement are summarized below; however, this summary is qualified in its entirety by reference to each Agreement, a copy of which is attached as Exhibit 1 to this Information Statement.

Each Agreement contemplates (a) the transfer of assets of the Acquired Fund in exchange for Acquiring Fund shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund transferred pursuant to the Agreement, less (a) the value of the liabilities of the Acquired Fund; (b) the value of cash to be distributed to applicable Acquired Fund shareholders in lieu of fractional Acquiring Fund shares; and (c) the value of cash to be distributed to Acquired Fund shareholders who do not hold Acquired Fund shares through a brokerage account that can accept Acquiring Fund shares and for which no account has been established to receive such shares ("Cash-Out Shareholders"), who shall not receive a distribution of such Acquiring Fund shares and in lieu thereof shall not receive a distribution of cash, equal to the net asset value of their Acquired Fund shares; and (b) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided for in the Agreement.

The value of the Acquired Fund's assets to be acquired by the Acquiring Fund will be determined as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's then-current Prospectus or Statement of Additional Information.

As soon on or after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will take such actions necessary to complete the liquidation of the Acquired Fund in accordance with abrdn Funds' Second Amended and Restated Agreement and Declaration of Trust. To complete the liquidation, the Acquired Fund will: (i) distribute pro rata to the Acquired Fund's shareholders of record (except for Cash-Out Shareholders) determined as of the close of business on the Closing Date, the Acquiring Fund shares it receives; (ii) distribute cash as discussed above; and (iii) completely liquidate.

The costs associated with the Reorganizations, including the preparation of filings with the SEC, mailing costs to Acquired Fund shareholders, and legal costs associated with any necessary documentation to effect the Reorganizations would be paid by abrdn Inc. and are estimated to be approximately $325,000. Such costs will be paid by abrdn Inc. regardless of whether each Reorganization is consummated. These costs exclude transactions costs associated with the sale and purchase of portfolio securities in connection with the Reorganizations, if any, which will be borne by shareholders of the Funds.

The consummation of each Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a Fund. In addition, the Agreement may be amended in any mutually agreeable manner.

Each Reorganization is not contingent on the consummation of the other Reorganization.

Reasons for the Reorganizations

Background

abrdn Inc., the investment adviser to both the Acquired Funds and the Acquiring Fund, proposed each Reorganization because it believes that each Reorganization is in the best interests of each Acquired Fund's shareholders. Each proposed Reorganization provides an alternative to liquidation for each Acquired Fund, which liquidation may result in a taxable event for shareholders, and allows shareholders to retain exposure to emerging markets. Each proposed Reorganization is in the best interests of shareholders because of the advantages that the Acquiring Fund will provide, including: lower management fees (management fees are expected to decrease by 5 basis points (bps) and 15 bps for the Focused ex-China Fund and China A Fund, respectively), lower overall net expenses (expenses are expected to decrease by 29 bps and 31 bps for Institutional Class shares of Focused ex-China Fund and China A Fund, respectively, assuming both Reorganizations occur), lower overall gross expenses (gross expenses are expected to decrease by 46 bps and 124 bps for Institutional Class Shares of Focused ex-China Fund and China A Fund, respectively, assuming both

Reorganizations occur), access to a fund with greater scale and liquidity for all investors, additional trading flexibility, and enhanced tax efficiency. If the Reorganizations are approved, the larger Combined Fund will also be more marketable and able to attract further investment from new investors, further providing additional economies of scale over time.

Board Consideration of the Reorganizations

On July 23, 2025, all the Trustees of abrdn Funds, including the Independent Trustees, considered and approved the Reorganizations and the Agreements. For the reasons more fully described below, the Board determined that each Reorganization was in the best interests of the Acquired Fund, Acquiring Fund and their shareholders, and that the interests of existing shareholders of the Acquired Fund and Acquiring Fund will not be diluted as a result of the Reorganization. At the meeting and throughout the course of the Board's considerations of these matters, the Independent Trustees were advised by an independent legal counsel that is experienced in 1940 Act matters.

In response to the Adviser's decisions and recommendations, the Board of Trustees considered various alternatives, including the liquidation of each Acquired Fund and the continued operation of the Acquired Fund in its current form. The Board considered the fact that if the Acquired Fund were to liquidate, shareholders may realize additional capital gains or capital losses when the Acquired Fund distributes the proceeds of the liquidation, depending on their own individual tax situations. The Board considered that in light of these potential tax effects, certain of the Acquired Fund's shareholders may prefer a tax-free reorganization of the Acquired Fund into another fund so as to defer any such potential tax effect. For this reason, among others, the Board determined that it would be in the best interests of shareholders of each Acquired Fund to provide maximum flexibility and to offer shareholders a choice of a tax-free reorganization as an alternative to a complete liquidation of the Acquired Fund.

In considering the Reorganizations and the Agreements, the Trustees evaluated information provided by management of the Funds, including the Adviser's recommendation with respect to the best interests of the Acquired Funds, Acquiring Fund, and their shareholders, and reviewed various factors about each Acquired Fund and the Acquiring Fund and the Reorganizations.

When evaluating each Reorganization and each Agreement, the Board considered the following factors, among others:

1)  the investment objectives, principal investment strategies and risks, and policies of the Funds;

2)  the fees and expenses and the relative expense ratios of the Funds, including the terms of the expense limitation agreements, and the relatively lower management fee and net total expenses of the Acquiring Fund;

3)  the differences between mutual fund and ETF structures;

4)  the portfolio management of the funds;

5)  the potential benefits of the Reorganization to shareholders of the Funds, including potential benefits associated with the ETF structure, including but not limited to potential trading flexibility, increased portfolio holdings transparency, and enhanced tax efficiency;

6)  potential for increased marketability of the Combined Fund;

7)  the fact that the Combined Fund's principal investment strategies will provide a broader range of investment opportunities to Acquired Fund shareholders compared to the investment opportunities in which each Acquired Fund can participate under its current investment strategy;

8)  the impact of the transaction on different types of shareholders, such as (but not limited to) shareholders who hold their shares through brokerage account that can hold shares of an ETF, shareholders who hold their shares through non-accommodating brokerage accounts, shareholders who hold their shares through non-accommodating retirement accounts, and shareholders who hold their shares through fund direct accounts;

9)  that if the Acquired Fund were to liquidate completely, certain shareholders may realize capital gains or capital losses that they may otherwise defer should they wish to remain shareholders of the Acquiring Fund following the Reorganization;

10)  that certain shareholders may benefit from having the option of a tax-free reorganization as an alternative to a complete liquidation and each Reorganization will be tax-free to shareholders, except for any cash issued in lieu of fractional ETF shares or with respect to shareholders not eligible to receive ETF shares;

11)  that in order to avoid a taxable liquidation of their investment, shareholders holding Acquired Fund shares in accounts that do not permit them to purchase ETFs will need, in advance of the Reorganization, to contact their broker or financial intermediary to transfer their shares to a brokerage account that permits investment in ETF shares;

12)  that Acquired Fund shareholders will be given significant advance notice of the Reorganization so that they may redeem or exchange their investment in advance of the Reorganization;

13)  the terms and conditions of the Reorganization;

14)  that the Adviser or its affiliates will bear costs arising in connection with the Reorganization including, but not limited to, printing costs, legal fees and costs of the Reorganization;

15)  that the Acquiring Fund will assume all of the assets and liabilities of the Acquired Fund;

16)  the costs to be incurred by each Fund as a result of the Reorganization; and

17)  alternatives available to Acquired Fund shareholders.

With respect to the repositioning costs, the Board considered: (1) the costs in light of the overall benefits to shareholders of the transaction, including but not limited to: the reduced fees and expenses for shareholders in the Combined Fund, the potential for increased scale and related economies of scale for shareholders, and tax efficiency; (2) that the costs associated with the Reorganization, such as the preparation of the supplement and information statement, SEC filing, mailing costs, and legal costs would be paid by the Adviser; and (3) that shareholders would receive advance notice of the Reorganization and have the ability to redeem shares if desired.

With respect to benefits to Aberdeen, the Board considered the benefit to the Adviser of maintaining the Acquired Funds' assets and the corresponding management fees paid to the Adviser on such assets, as well as fees paid to any affiliates providing services to the Funds. The Board also considered that, following the Reorganization, the Adviser would continue to waive fees on the Combined Fund; however, based on projected asset levels, the Adviser was expected to waive fewer fees for the Combined Fund than the Adviser waived for the Acquired and Acquiring Funds separately and, therefore, may experience a corresponding increase in profitability.

After consideration of the factors noted above, together with other factors and information considered to be relevant, the Board of Trustees determined that it would be in the best interests of shareholders to conduct each Reorganization. The determination was made on the basis of each Trustee's business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to the various conclusions. Consequently, the Board approved each Reorganization and each Agreement.

Each Agreement is subject to certain closing conditions and termination rights, including the Board's right to terminate each Agreement if it determines that proceeding with either Reorganization is inadvisable for an Acquired Fund or the Acquiring Fund.

Description of the Securities to be Issued

Holders of each Acquired Fund will receive shares of the Acquiring Fund. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares, and Acquired Fund shareholders may receive cash in connection with a Reorganization in lieu of fractional Acquiring Fund shares.

The Acquiring Fund is a series of abrdn Funds. The Second Amended and Restated Agreement and Declaration of Trust of abrdn Funds permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue shares of a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

Material Federal Income Tax Consequences

The following summary provides general information with regard to the federal income tax consequences to shareholders upon each Reorganization. This summary also discusses the effect of federal income tax provisions on each Acquired Fund resulting from its liquidation and dissolution. This summary is based on the tax laws and regulations in effect on the date of this Information Statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect. The Acquired Funds have not sought a ruling from the Internal Revenue Service with respect to the tax consequences described herein. Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If a Reorganization is consummated but does not qualify as a tax free reorganization under the Code, and thus is taxable, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it received.

This summary does not address the particular federal income tax consequences which may apply to certain shareholders such as trusts, estates, non-resident aliens, other foreign investors or shareholders who do not hold their mutual fund shares in a brokerage account that can hold shares of an ETF. This summary does not address state or local tax consequences. The tax consequences discussed herein may affect shareholders differently depending on their particular tax situations unrelated to the Reorganization or liquidation of an Acquired Fund, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. Shareholders should consult their personal tax advisers concerning their particular tax situations and the impact thereon of each Reorganization and the liquidation of the Acquired Fund as discussed herein. Each Reorganization and the liquidation of an Acquired Fund may result in tax consequences that are unanticipated by shareholders.

With respect to each Reorganization, the exchange of the Acquired Fund's assets for the Acquiring Fund's shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to each Reorganization, the participating Funds will receive an opinion from Dechert LLP, counsel to the Funds, substantially to the effect that:

(i)  The transfer of the Acquired Fund's assets in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities followed by the distribution by the Acquired Fund of Acquiring Fund shares and cash in lieu of fractional Acquiring Fund shares to the shareholders of the Acquired Fund in exchange for their Acquired Fund shares in liquidation of the Acquired Fund pursuant to and in accordance with the terms of this Agreement will constitute a "reorganization" within the meaning of section 368(a)(1) of the Code;

(ii)  No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund's assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities;

(iii)  No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities or upon the distribution of Acquiring Fund shares to the shareholders of the Acquired Fund in exchange for their Acquired Fund shares, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in section 1256(b) of the Code or stock in a passive foreign investment company, as defined in section 1297(a) of the Code;

(iv)  No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of the Acquired Fund shares for Acquiring Fund shares (except with respect to cash received in lieu of fractional Acquiring Fund shares);

(v)  The aggregate tax basis for Acquiring Fund shares received by each shareholder of the Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by each such shareholder of the Acquired Fund immediately prior to the Reorganization (reduced by any amount of tax basis allocable to fractional Acquiring Fund shares for which cash is received);

(vi)  The holding period of Acquiring Fund shares to be received by each shareholder of the Acquired Fund will include the period during which the Acquired Fund shares surrendered in exchange therefor were held (provided such Acquired Fund shares were held as capital assets on the date of the Reorganization);

(vii)  Except for assets which may be marked to market for federal income tax purposes as a consequence of a termination of the Acquired Fund's taxable year, the tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund in exchange therefor;

(viii)  The holding periods of the Acquired Fund's assets in the hands of the Acquiring Fund will include the respective periods during which those assets were held by the Acquired Fund (except where the investment activities of the Acquiring Fund have the effect of reducing or eliminating such periods with respect to an Acquired Fund's asset); and

(ix)  The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in section 381(c) of the Code, subject to the provisions and limitations specified in sections 381, 382, 383, and 384 of the Code and the United States Treasury regulations promulgated thereunder.

Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of the Reorganizations on contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code, and as to the shareholders whose investment is liquidated and the cash value of whose Acquired Fund shares is returned to them, who hold their Acquired Fund shares through an account that cannot hold the Acquiring Fund shares at the time of the Reorganization, or whose Acquired Fund shares are transferred by their broker or financial intermediary to a different investment option.

Because each Reorganization will end the tax year of each Acquired Fund, it will accelerate distributions to shareholders from each Acquired Fund for its short tax year ending on the Closing Date. Prior to the closing of a Reorganization, an Acquired Fund will declare one or more distributions to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization. Such distributions (including distributions of capital gains or income resulting from sales of portfolio securities prior to the Reorganizations) may be taxable to the Acquired Funds; shareholders for U.S. federal income tax purposes depending on the shareholder's individual tax situation, which cannot be determined by abrdn Inc.

The Acquiring Fund's ability to use the capital loss carryforwards of the Acquired Funds, if any, and its own capital loss carryforwards, if any, to offset gains of the Acquiring Fund in a given tax year after the Reorganizations may be limited by loss limitation rules under federal tax law. The ability of the Acquiring Fund to use capital losses to offset gains (even in the absence of the Reorganizations) depends on factors other than loss limitations, such as the future realization of capital gains or losses, sales of the Acquiring Fund shares or other reorganization transactions in which the Acquiring Fund might engage post-Reorganizations.

abrdn Inc. currently anticipates that the Acquired Funds will need to dispose of any securities that are not transferrable, cannot be held by the Acquiring Fund or do not align with the Acquiring Fund's creation basket requirements. Based on each Acquired Fund's holdings as of July 10, 2025, approximately 100% of the China A Fund's holdings and 75% of the Focused ex-China Fund's holdings will be sold before the closing of the Reorganizations. Following the Reorganizations, the Combined Fund expects to realign its portfolio in a manner consistent with its investment strategies and policies.

The sales of portfolio holdings by the Acquired Funds will result in a net capital gain or loss depending on the securities sold. As of July 10, 2025, the China A Fund and Focused ex-China Fund have $27,218,788 and $8,624,717, respectively, available in capital loss carryforwards and $958,002 and $2,135,447, respectively, in realized losses in fiscal year to date. If sales of non-transferable securities and realignment of the Acquired Funds' portfolios to align with the Acquiring Fund's creation basket requirements were completed on July 10, 2025, such sales would generate an additional $489,545 and $4,946,206 in net capital losses for the China A Fund and Focused ex-China Fund, respectively. Given the capital loss carryforwards, current realized losses and anticipated losses generated from the sales of non-transferable securities, it is not anticipated that the Acquired Funds would have any material capital gains to distribute prior to the Reorganizations. The only anticipated distribution would be any income of the Acquired Funds prior to the Reorganization. The capital loss carryovers of the Acquired Funds that carry over to the Acquiring Fund will be subject to an annual limitation for federal income tax purposes that would reduce the total capital loss carryovers available from the Acquired Funds to be used in a given year after the Reorganization.

The table below shows each Fund's approximate net assets, net realized gains/losses (including capital loss carryforwards) and net unrealized gains/losses as of July 14, 2025. The actual impact of each Reorganization on the Funds' losses and on future capital gain distributions will depend on each Fund's net assets, net realized gains/losses and net unrealized gains/losses at the time of the applicable Reorganization, as well as the timing and amount of gains and losses realized by the Acquiring Fund following the applicable Reorganization, and thus cannot be determined precisely at this time.

Tax Positions as of July 14, 2025

	Fiscal Year End	Net Assets	Net Realized Gains/ (Losses), including capital loss carryforwards	Net Unrealized Gains/ (Losses)
abrdn China A Share Equity Fund	October 31	$17,126,129	$(28,176,790)	$(14,683)
abrdn Focused Emerging Markets ex-China Fund	October 31	$41,088,422	$(6,489,270)	$5,603,731
abrdn Emerging Markets Dividend Active ETF	October 31	$80,124,488	$(403,879,96)	$10,941,463

Shareholders of an Acquired Fund should consult their tax advisers regarding the effect, if any, of a Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of a Reorganization.

Forms of Organization

Each Fund is a diversified series of abrdn Funds, a statutory trust organized under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and registered under the 1940 Act as an open-end management investment company. As of October 31, 2024, the Trust had authorized an unlimited number of shares of beneficial interest without par value. As of October 31, 2024, the Trust operated eighteen (18) separate series, or mutual funds, each with its own investment objective(s) and principal investment strategies. Because the Funds are series of the same Trust and are governed by the same Second Amended and Restated Agreement and Declaration of Trust, the rights of the security holders of the Acquired Fund under state law and the governing documents are expected to remain unchanged after the Reorganizations.

For more information regarding shareholder rights, please refer to the "Additional Information" section of the Acquired Funds' and Acquiring Fund's Statements of Additional Information, which are incorporated herein by reference.

Accounting and Performance Survivor

The Acquiring Fund will be the accounting survivor of the Reorganizations, and its historical performance will be used by the Combined Fund consistent with SEC guidance. The size of the Combined Fund will more closely resemble the size of the Acquiring Fund, which is larger than each Acquired Fund individually and than both Acquired Funds combined, but on balance, the Combined Fund will more closely resemble the predecessor Acquiring Fund. The Combined Fund will be managed by the same investment adviser, and have the same portfolio composition, investment objectives, policies and restrictions, and expense structure and expense ratio as the Acquiring Fund.

Capitalization

The following tables show the capitalization of each Acquired Fund as of July 14, 2025, and on a pro forma combined basis (unaudited) as of that date giving effect to each Reorganization. Pro forma numbers do not reflect any potential liquidation of shareholders associated with a Reorganization or cash paid in lieu of fractional Acquiring Fund shares. The tables below reflects each class of the Funds that existed prior to the share class consolidation.

There are certain differences between the valuation policies of the Acquired Funds and the Acquiring Fund with respect to the valuation of foreign securities. Of relevance to the Acquired Funds is, for purposes of determining a Fund's NAV, in certain circumstances, foreign equity securities that trade on a market that closes prior to the Fund's valuation time are valued by applying valuation factors to the last quoted sale price. The Acquired Funds and the Acquiring Fund differ with respect to the circumstances in which such valuation factors are applied. Because the Acquiring Fund's valuation procedures will be used for purposes of the Reorganizations, the value of an Acquired Fund shareholder's investment may be impacted upon the Reorganization as a result of these differences. However, the impact on subsequent business days is uncertain and could be positive or negative depending on market conditions and could be material. There are no other material differences between the accounting and valuation policies of the Acquired Funds and the Acquiring Fund. The Adviser will begin to use the valuation procedures of the Acquiring Fund for the Acquired Funds on approximately September 24, 2025.

abrdn China A Share Equity Fund

	Net Assets	Adjustments	Pro Forma Net Assets	Pro Forma Net Asset Value Per Share	Shares Outstanding	Adjustments	Pro Forma Shares Outstanding
abrdn China A Share Equity Fund— Class A	$6,840,158	$(6,840,158)[a]	$0	$23.10	296,057	(296,057)[a]	0
abrdn China A Share Equity Fund— Class C	$452,959	$(452,959)[a]	$0	$21.47	21,102	(21,102)[a]	0
abrdn China A Share Equity Fund— Class R	$2,012,254	$(2,012,254)[a]	$0	$22.35	90,051	(90,051)[a]	0
abrdn China A Share Equity Fund— Institutional Class Shares	$7,820,757	$9,305,371	$17,126,128	$23.54	332,251	395,322	727,573

  a  Net Assets and shares have been adjusted to reflect the Share Class Consolidation.

abrdn Focused Emerging Markets ex-China Fund

	Net Assets	Adjustments		Pro Forma Net Assets	Pro Forma Net Asset Value Per Share	Shares Outstanding	Adjustments		Pro Forma Shares Outstanding
abrdn Focused Markets ex-China Fund—Class A	$23,426,996	$(23,426,996)[a]		$0	$16.55	1,415,517	(1,415,517)[a]		0
abrdn Focused Markets ex-China Fund—Institutional Class	$17,661,426	$23,426,996	[a]	$41,088,422	$16.60	1,064,054	1,411,414	[a]	2,475,468

  a  Net Assets and shares have been adjusted to reflect the Share Class Consolidation.

abrdn Emerging Markets Dividend Active ETF

	Net Assets	Adjustments		Pro Forma Net Assets	Pro Forma Net Asset Value Per Share	Shares Outstanding	Adjustments		Pro Forma Shares Outstanding
abrdn Emerging Markets Dividend Active ETF	$80,124,488	$0		$80,124,488	$33.24	2,410,444	0		2,410,444
abrdn Emerging Markets Dividend Active ETF (pro forma combined with abrdn China A Share Equity Fund)	$80,124,488	$14,019,874	[a]	$94,144,362	$33.24	2,410,444	421,770	[d]	2,832,214
abrdn Emerging Markets Dividend Active ETF (pro forma combined with abrdn Focused Markets ex-China Fund)	$80,124,488	$39,060,362	[b]	$119,184,850	$33.24	2,410,444	1,175,082	[d]	3,585,526
abrdn Emerging Markets Dividend Active ETF (pro forma combined with abrdn China A Share Equity Fund and abrdn Focused Markets ex-China Fund)	$80,124,488	$53,080,237	[c]	$133,204,725	$33.24	2,410,444	1,596,852	[d]	4,007,296

  a  Includes an estimated ($3,099,829) of asset attrition due to the inability of the Acquired Funds' retirement plan shareholders to hold shares of an ETF and an adjustment of ($6,425) for the use the valuation procedures of the Acquiring Fund as outlined above.

  b  Includes an estimated ($2,013,333) of asset attrition due to the inability of the Acquired Funds' retirement plan shareholders to hold shares of an ETF and an adjustment of ($14,727) for the use the valuation procedures of the Acquiring Fund as outlined above.

  c  Includes an estimated ($5,113,162) of asset attrition due to the inability of the Acquired Funds' retirement plan shareholders to hold shares of an ETF and an adjustment of ($21,152) for the use the valuation procedures of the Acquiring Fund as outlined above.

  d  Reflects the exchange of Acquired Fund shares for Acquiring Fund shares as a result of the Reorganizations after asset attribution and valuation procedures adjustment outlined above.

The tables above assume that each Reorganization occurred on July 14, 2025. The tables are for information purposes only. No assurance can be given as to how many Acquiring Fund shares will be received by shareholders of the corresponding Acquired Fund on the date that a Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of an Acquiring Fund that actually will be received on or after that date.

Conclusion

Each Agreement and Plan of Reorganization and Liquidation was approved by the Board of Trustees of abrdn Funds on July 23, 2025. The Board of Trustees determined that each Reorganization is in the best interests of shareholders of the applicable Acquired Fund and Acquiring Fund and that the interests of existing shareholders of the Funds would not be diluted as a result of each Reorganization. In the event that each Reorganization does not occur, the Acquired Funds will continue to engage in business as funds of a registered investment company and the Board of Trustees of abrdn Funds may consider other proposals for the reorganization or liquidation of the Funds. Each Reorganization is not contingent on the consummation of the other Reorganization.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Each Acquired Fund's and the Acquiring Fund's financial highlights for the past five years ended October 31, 2024 (audited), updated to include semi-annual data for the six-month period ended April 30, 2025 (unaudited), are shown in the tables below. Each Acquired Fund's financial highlights should be read in conjunction with the financial statements audited by KPMG LLP contained in the Acquired Funds' and the predecessor fund of the Acquiring Fund's Annual Form N-CSR and the unaudited financial statements contained in the Acquired Funds' and Acquiring Fund's Semi-Annual Form N-CSR, which are incorporated by reference into the Statement of Additional Information relating to this Information Statement.

The financial highlights information presented for the Focused Emerging Markets ex-China Fund prior to December 3, 2021 is that of the Fund's predecessor fund. The financial highlights information in the following table for the Emerging Markets Dividend Active ETF's Shares represents the financial highlights of the Fund's predecessor fund's Institutional Class. Certain information reflects financial results for a single Predecessor Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the predecessor fund's Institutional Class Shares (assuming reinvestment of all dividends and distributions).

Financial Highlights

abrdn China A Share Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions
Class A Shares
Six-Month Period Ended April 30, 2025*	$22.44	$(0.02)	$(0.64)	$(0.66)	$(0.21)	$—	$(0.21)
Year Ended October 31, 2024	21.48	0.19	0.85	1.04	(0.08)	—	(0.08)
Year Ended October 31, 2023	22.74	0.06	(1.32)	(1.26)	—	—	—
Year Ended October 31, 2022	37.76	0.01	(14.09)	(14.08)	—	(0.94)	(0.94)
Year Ended October 31, 2021	33.90	(0.11)	4.50	4.39	—	(0.53)	(0.53)
Year Ended October 31, 2020	25.61	0.08	9.29	9.37	— (i)	(1.08)	(1.08)
Class C Shares
Six-Month Period Ended April 30, 2025*	20.79	(0.08)	(0.60)	(0.68)	(0.05)	—	(0.05)
Year Ended October 31, 2024	19.95	0.05	0.79	0.84	—	—	—
Year Ended October 31, 2023	21.25	(0.10)	(1.20)	(1.30)	—	—	—
Year Ended October 31, 2022	35.58	(0.22)	(13.17)	(13.39)	—	(0.94)	(0.94)
Year Ended October 31, 2021	32.18	(0.31)	4.24	3.93	—	(0.53)	(0.53)
Year Ended October 31, 2020	24.52	(0.09)	8.83	8.74	—	(1.08)	(1.08)
Class R Shares
Six-Month Period Ended April 30, 2025*	21.70	(0.05)	(0.62)	(0.67)	(0.16)	—	(0.16)
Year Ended October 31, 2024	20.75	0.13	0.82	0.95	—	—	—
Year Ended October 31, 2023	22.03	(0.03)	(1.25)	(1.28)	—	—	—
Year Ended October 31, 2022	36.71	(0.06)	(13.68)	(13.74)	—	(0.94)	(0.94)
Year Ended October 31, 2021	33.07	(0.23)	4.40	4.17	—	(0.53)	(0.53)
Year Ended October 31, 2020	25.08	(0.06)	9.13	9.07	—	(1.08)	(1.08)
Institutional Class Shares
Six-Month Period Ended April 30, 2025*	22.87	0.02	(0.66)	(0.64)	(0.28)	—	(0.28)
Year Ended October 31, 2024	21.90	0.25	0.89	1.14	(0.17)	—	(0.17)
Year Ended October 31, 2023	23.10	0.15	(1.35)	(1.20)	—	—	—
Year Ended October 31, 2022	38.24	0.06	(14.23)	(14.17)	(0.03)	(0.94)	(0.97)
Year Ended October 31, 2021	34.26	0.12	4.43	4.55	(0.04)	(0.53)	(0.57)
Year Ended October 31, 2020	25.85	0.05	9.51	9.56	(0.07)	(1.08)	(1.15)

*  Unaudited

(a)  Net investment income/(loss) is based on average shares outstanding during the period.

(b)  Excludes sales charge.

(c)  Not Annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(g)  Includes interest expense that amounts to 0.03% for the year ended October 31, 2023. Includes interest expense that amounts to less than 0.01% for the six months ended April 30, 2025 and the years ended October 31, 2022, October 31, 2021 and October 31, 2020, respectively.

(h)  The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

(i)  Less than $0.005 per share.

Amounts listed as "—" are $0 or round to $0.

				Ratios/Supplemental Data
	Net Asset Value, End of Period	Total Return(b)(c)		Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets(d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Ratio of Net Investment Income (Loss) to Average Net Assets(d)	Portfolio Turnover (c)(f)
Class A Shares
Six-Month Period Ended April 30, 2025*	$21.57	(2.95)%		$6,023	1.36	%(g)	2.61	%(g)	(0.15)%	23%
Year Ended October 31, 2024	22.44	4.87%		7,635	1.38	%(g)	2.48	%(g)	0.93%	61%
Year Ended October 31, 2023	21.48	(5.54)%		7,929	1.38	%(g)	1.79	%(g)	0.23%	36%
Year Ended October 31, 2022	22.74	(38.20)%		9,609	1.33	%(g)	1.78	%(g)	0.04%	24%
Year Ended October 31, 2021	37.76	12.98	%(h)	18,476	1.32	%(g)	1.58	%(g)	(0.28)%	45%
Year Ended October 31, 2020	33.90	38.06	%(h)	10,888	1.32	%(g)	2.55	%(g)	0.28%	56%
Class C Shares
Six-Month Period Ended April 30, 2025*	20.06	(3.29)%		563	1.99	%(g)	3.35	%(g)	(0.81)%	23%
Year Ended October 31, 2024	20.79	4.21%		670	2.00	%(g)	3.16	%(g)	0.28%	61%
Year Ended October 31, 2023	19.95	(6.12)%		986	2.02	%(g)	2.49	%(g)	(0.42)%	36%
Year Ended October 31, 2022	21.25	(38.62)%		1,533	1.99	%(g)	2.51	%(g)	(0.76)%	24%
Year Ended October 31, 2021	35.58	12.23%		3,782	1.99	%(g)	2.33	%(g)	(0.86)%	45%
Year Ended October 31, 2020	32.18	37.13%		587	1.99	%(g)	3.37	%(g)	(0.37)%	56%
Class R Shares
Six-Month Period Ended April 30, 2025*	20.87	(3.10)%		1,917	1.66	%(g)	2.90	%(g)	(0.46)%	23%
Year Ended October 31, 2024	21.70	4.58%		2,133	1.64	%(g)	2.74	%(g)	0.69%	61%
Year Ended October 31, 2023	20.75	(5.81)%		2,382	1.67	%(g)	2.08	%(g)	(0.12)%	36%
Year Ended October 31, 2022	22.03	(38.37)%		2,356	1.61	%(g)	2.06	%(g)	(0.22)%	24%
Year Ended October 31, 2021	36.71	12.63	%(h)	4,557	1.64	%(g)	1.90	%(g)	(0.62)%	45%
Year Ended October 31, 2020	33.07	37.63	%(h)	3,215	1.62	%(g)	2.85	%(g)	(0.23)%	56%
Institutional Class Shares
Six-Month Period Ended April 30, 2025*	21.95	(2.79)%		7,381	0.99	%(g)	2.33	%(g)	0.19%	23%
Year Ended October 31, 2024	22.87	5.28%		8,720	1.00	%(g)	2.14	%(g)	1.22%	61%
Year Ended October 31, 2023	21.90	(5.19)%		12,440	1.03	%(g)	1.49	%(g)	0.56%	36%
Year Ended October 31, 2022	23.10	(37.99)%		16,915	0.99	%(g)	1.51	%(g)	0.19%	24%
Year Ended October 31, 2021	38.24	13.33%		60,300	0.99	%(g)	1.33	%(g)	0.32%	45%
Year Ended October 31, 2020	34.26	38.55%		4,919	0.99	%(g)	2.34	%(g)	0.20%	56%

abrdn Focused Emerging Markets ex-China Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six-Month Period Ended April 30, 2025*	$15.04	$0.04		$(0.48)	$(0.44)	$—	$—	$14.60
Year Ended October 31, 2024	12.61	0.03		2.54	2.57	(0.14)	(0.14)	15.04
Year Ended October 31, 2023	13.07	0.07		0.13	0.20	(0.66)	(0.66)	12.61
Year Ended October 31, 2022	18.45	0.39	(h)	(5.77)	(5.38)	— (i)	— (i)	13.07
Year Ended October 31, 2021	13.14	—		5.37	5.37	(0.06)	(0.06)	18.45
Year Ended October 31, 2020	11.59	0.05		1.77	1.82	(0.27)	(0.27)	13.14
Institutional Class Shares
Six-Month Period Ended April 30, 2025*	15.08	0.06		(0.47)	(0.41)	(0.03)	(0.03)	14.64
Year Ended October 31, 2024	12.65	0.07		2.55	2.62	(0.19)	(0.19)	15.08
Year Ended October 31, 2023	13.12	0.11		0.13	0.24	(0.71)	(0.71)	12.65
Year Ended October 31, 2022	18.49	0.41	(h)	(5.77)	(5.36)	(0.01)	(0.01)	13.12
Year Ended October 31, 2021	13.18	0.04		5.37	5.41	(0.10)	(0.10)	18.49
Year Ended October 31, 2020	11.62	0.08		1.79	1.87	(0.31)	(0.31)	13.18

*  Unaudited

(a)  Net investment income/(loss) is based on average shares outstanding during the period.

(b)  Not Annualized for periods less than one year.

(c)  Beginning with the year ended October 31, 2022, income taxes on recovered refunds were included in foreign tax withholding on the Statement of Operations and, as such, are not included within the ratios of expenses to average net assets. Income taxes on recovered refunds for years prior to October 31, 2022 were reflected as expenses on the Statement of Operations and included within the ratios of expenses to average net assets.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(g)  Includes interest expense that amounts to less than 0.01%.

(h)  Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A shares would have been $0.07, (30.98%) and 0.47%, respectively. For Institutional Class shares, these amounts would have been $0.07, (30.83%) and 0.49%, respectively.

(i)  Less than $0.005 per share.

(j)  The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

(k)  Included within Total Return is the effect of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Total Return for Class A Shares would have been 15.82%. For Institutional Class Shares, this amount would have been 16.12%.

Amounts listed as "—" are $0 or round to $0.

			Ratios/Supplemental Data
	Total Return(b)		Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers Excluding Accruals for Estimated Tax Due on Foreign Tax Refund Recoveries) to Average Net Assets(c)	Ratio of Expenses (Net of Reimbursements/ Waivers) Expenses to Average Net Assets (c)(d)(e)		Ratio of (Prior to Reimbursements) to Average Net Assets (c)(d)(e)		Ratio of Net Investment Income (Loss) to Average Net Assets(d)		Portfolio Turnover (b)(f)
Class A Shares
Six-Month Period Ended April 30, 2025*	(2.93)%		$21,851	1.15%	1.15	%(g)	1.75	%(g)	0.56%		106%
Year Ended October 31, 2024	20.48%		24,124	1.29%	1.29	%(g)	1.79	%(g)	0.23%		49%
Year Ended October 31, 2023	1.13%		25,480	1.40%	1.40%		1.81%		0.53%		31%
Year Ended October 31, 2022	(29.14	)%(h)(j)	26,986	1.17%	1.17%		1.72%		2.59	%(h)	37%
Year Ended October 31, 2021	40.95%		43,059	1.38%	1.38%		1.73%		0.02%		17%
Year Ended October 31, 2020	15.93	%(k)	32,180	1.41%	1.41%		1.92%		0.40%		32%
Institutional Class Shares
Six-Month Period Ended April 30, 2025*	(2.75)%		17,186	0.90%	0.90	%(g)	1.48	%(g)	0.80%		106%
Year Ended October 31, 2024	20.79%		18,849	1.04%	1.04	%(g)	1.51	%(g)	0.47%		49%
Year Ended October 31, 2023	1.39%		17,299	1.14%	1.14%		1.55%		0.77%		31%
Year Ended October 31, 2022	(28.99	)%(h)(j)	19,384	0.92%	0.92%		1.44%		2.71	%(h)	37%
Year Ended October 31, 2021	41.23%		32,312	1.13%	1.13%		1.45%		0.24%		17%
Year Ended October 31, 2020	16.30	%(k)	27,839	1.16%	1.16%		1.61%		0.65%		32%

abrdn Emerging Markets Dividend Active ETF

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Six-Month Period Ended April 30, 2025*	$29.93	$0.28		$—	$0.28	$(0.81)	$(0.81)	$29.40
Year Ended October 31, 2024	23.02	0.56		6.35	6.91	—	—	29.93
Year Ended October 31, 2023	22.88	0.17		1.84	2.01	(1.87)	(1.87)	23.02
Year Ended October 31, 2022	35.96	0.42	(h)	(13.50)	(13.08)	—	—	22.88
Year Ended October 31, 2021	26.98	(0.04)		9.32	9.28	(0.30)	(0.30)	35.96
Year Ended October 31, 2020	27.74	0.24		0.30	0.54	(1.30)	(1.30)	26.98

*  Unaudited

(a)  Net investment income/(loss) is based on average shares outstanding during the period.

(b)  Not Annualized for periods less than one year.

(c)  Beginning with the year ended October 31, 2022, income taxes on recovered refunds were included in foreign tax withholding on the Statement of Operations and, as such, are not included within the ratios of expenses to average net assets. Income taxes on recovered refunds for years prior to October 31, 2022 were reflected as expenses on the Statement of Operations and included within the ratios of expenses to average net assets.

(d)  Annualized for periods less than one year.

(e)  Includes interest expense that amounts to less than 0.01%.

(f)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(g)  As the result of a name and strategy change effective February 29, 2024, portfolio turnover is higher than historical levels.

(h)  Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for the Institutional Class shares, these amounts would have been $0.08, (37.18%), and 0.29%, respectively.

(i)  The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

(j)  Included within Total Return is the effect of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Total Return for Institutional Class shares, this amount would have been (0.11%).

Amounts listed as "—" are $0 or round to $0.

			Ratios/Supplemental Data
	Total Return(b)		Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers Excluding Accruals for Estimated Tax Due on Foreign Tax Refund Recoveries) to Average Net Assets(c)	Ratio of Expenses (Net of Reimbursements/ Expenses Waivers) to Average Net Assets (c)(d)(e)	Ratio of (Prior to Reimbursements) to Average Net Assets (c)(d)(e)(f)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)		Portfolio Turnover (b)
Six-Month Period Ended April 30, 2025*	1.02%		$70,865	—%	0.81%	1.29%	1.92%		22%
Year Ended October 31, 2024	30.02%		78,416	1.01%	1.01%	1.70%	1.98%		122	%(g)
Year Ended October 31, 2023	8.61%		7,653	1.04%	1.04%	1.34%	0.67%		23%
Year Ended October 31, 2022	(36.37	)%(h)(i)	13,946	0.93%	0.93%	1.27%	1.50	%(h)	38%
Year Ended October 31, 2021	34.56%		25,253	1.13%	1.13%	1.31%	(0.11)%		114%
Year Ended October 31, 2020	1.86	%(j)	20,047	1.13%	1.13%	1.33%	0.90%		34%

Expenses

The expenses in connection with preparing this Information Statement and its enclosures will be paid by abrdn Inc. abrdn Inc. will pay such costs regardless of whether each Reorganization is consummated.

abrdn Inc. will reimburse brokerage firms and others for their reasonable expenses in forwarding material to the beneficial owners of shares.

A copy of the Acquired Funds' annual or semiannual reports may be obtained upon request and without charge by writing to abrdn Funds c/o SS&C GIDS, Inc. at 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105-1407 or by calling 866-667-9231, or on the Acquired Funds' website at https://www.aberdeeninvestments.com/us/literature. A copy of the Acquiring Fund's semiannual report and the Acquiring Fund's predecessor fund's annual report may be obtained upon request and without charge by writing abrdn Funds at c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203 or by calling 844-383-7289, or on the Acquiring Fund's website at https://www.aberdeeninvestments.com/us/literature.

Share Ownership

As of July 14, 2025, shares of each class of each Acquired Fund and the shares of the Acquiring Fund issued and outstanding were as follows:

Number of Shares
China A Fund—Class A	296,057
China A Fund—Class C	21,102
China A Fund—Class R	90,051
China A Fund—Institutional Class	332,251
Focused ex-China Fund—Class A	1,415,517
Focused ex-China Fund—Institutional Class	1,064,054
Acquiring Fund	2,410,444

As of July 31, 2025, the Trustees and officers of each Fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to each Fund.

Persons or organizations beneficially owning more than 25% of the outstanding shares of a Fund are presumed to "control" the Fund within the meaning of the 1940 Act. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders. As of July 31, 2025, there were no shareholders shown in the Trust's records as beneficially owning more than 25% of each Fund's shares.

As of July 31, 2025, the following shareholders were shown in the Trust's records as owning 5% or more of any class of each Fund's shares. The Trust does not know of any other person who owns of record or beneficially 5% or more of any class of each Fund's shares except as set forth below.

Class Name	Owner Name	City	State	Ownership %
abrdn China A Share Equity Fund—Class A	PERSHING LLC 1 PERSHING PLAZA	JERSEY CITY	NJ 07399-0001	17.52%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST.	SAN FRANSCISCO	CA 94105-1901	12.24%
	MERRIL LYNCH PIERCE FENNER & SMITH FOR SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E	JACKSONVILLE	FL 32246-6484	8.08%

Class Name	Owner Name	City	State	Ownership %
	MORGAN STANLEY SMITH BARNEY FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12	NEW YORK	NY 10004-1965	7.35%
	VANGUARD MARKETING CORP BIN 11111111 100 VANGUARD BLVD	MALVERN	PA 19355-2331	6.76%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD	JERSEY CITY	NJ 07310-1995	5.76%
abrdn China A Share Equity Fund—Class C	MORGAN STANLEY SMITH BARNEY FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12	NEW YORK	NY 10004-1965	76.30%
	PERSHING LLC 1 PERSHING PLAZA	JERSEY CITY	NJ 07399-0001	21.78%
abrdn China A Share Equity Fund—Institutional Class	MORGAN STANLEY SMITH BARNEY FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12	NEW YORK	NY 10004-1965	53.99%
	RBC CAPITAL MARKETS CORPORATION 1216 OLD GULPH RD	ROSEMONT	PA 19010-1650	11.66%
	PERSHING LLC 1 PERSHING PLAZA	JERSEY CITY	NJ 07399-0001	7.86%
abrdn China A Share Equity Fund—Class R	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100	WDM	IA 50266-5911	88.66%
	ASCENSUS TRUST COMPANY FBO P.O. BOX 10758	FARGO	ND 58106-0758	6.05%
abrdn Focused Emerging Markets ex-China Fund—Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST.	SAN FRANSCISCO	CA 94105-1901	31.65%

Class Name	Owner Name	City	State	Ownership %
	MORGAN STANLEY SMITH BARNEY FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12	NEW YORK	NY 10004-1965	6.51%
abrdn Focused Emerging Markets ex-China Fund—Institutional Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST.	SAN FRANSCISCO	CA 94105-1901	15.91%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST	ST. LOUIS	MO 63103-2523	13.82%
	MORGAN STANLEY SMITH BARNEY FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12	NEW YORK	NY 10004-1965	13.59%
	NATIONAL FINANCIAL SERVICES LLC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD	JERSEY CITY	NJ 07310-2010	13.53%
	RELIANCE TRUST HUNTINGTON NATIONAL BANK PO BOX 570788	ATLANTA	GA 30357-3114	8.90%
	LPL FINANCIAL CORPORATION OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR	SAN DIEGO	CA 92121-3091	8.84%
	J.P. MORGAN SECURITIES LLC A/C EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR 3RD FL MFD	BROOKLYN	NY 11245-0003	5.66%

Class Name	Owner Name	City	State	Ownership %
abrdn Emerging Markets Dividend Active ETF	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST.	SAN FRANSCISCO	CA 94105-1901	56.87%
	NATIONAL FINANCIAL SERVICES LLC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD	JERSEY CITY	NJ 07310-2010	20.98%
abrdn Emerging Markets Dividend Active ETF (Combined Fund with abrdn China A Share Equity Fund and abrdn Focused Markets ex-China Fund)	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST.	SAN FRANSCISCO	CA 94105-1901	37.35%
	NATIONAL FINANCIAL SERVICES LLC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD	JERSEY CITY	NJ 07310-2010	14.58%
	MORGAN STANLEY SMITH BARNEY FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12	NEW YORK	NY 10004-1965	5.34%

MISCELLANEOUS

Legal Matters

Certain legal matters in connection with the issuance of shares of the Acquiring Fund have been passed upon by Dechert LLP, counsel to abrdn Funds.

Experts

The financial statements of each Acquired Fund and the predecessor fund of the Acquiring Fund as of and for the years ended October 31, 2024 have been incorporated by reference in the Statement of Additional Information relating to this Information Statement in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise abrdn Funds, in care of abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, whether other persons are beneficial owners of shares for which the Information Statement is being mailed and, if so, the number of copies of the Information Statement and Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective shares.

Exhibit 1

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION (the "Agreement") is made as of this [17th] day of [October] 2025, by abrdn Funds, a Delaware statutory trust (the "abrdn Trust") on behalf of its series, [ ] (the "Acquired Fund") and [ ] (the "Acquiring Fund") (the Acquired Fund and the Acquiring Fund, collectively, the "Funds," and each, a "Fund"), and, solely for purposes of paragraphs 4.2, 5.6 and 8.2 hereof, abrdn Inc., a corporation organized under the laws of the State of Delaware ("abrdn").

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization of the Acquired Fund (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund in exchange for shares of beneficial interest (the "Shares") of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, and the distribution, on or after the Closing Date hereinafter referred to, of Shares of the Acquiring Fund ("Acquiring Fund Shares") to the applicable shareholders, excluding Cash-Out Shareholders (defined below), of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

As the Funds are each series of the abrdn Trust, all parties to this Agreement acknowledge and accept that each Fund does not have a Board of Trustees or officers separate from the other series of the abrdn Trust. Accordingly, all representations, warranties, covenants and/or other obligations of any kind made by each Fund in this Agreement are expressly understood by all parties to this Agreement as being made by the Trustees or officers of the abrdn Trust, as applicable, in their respective capacities as Trustees or officers (and not in their individual capacities) for, and on behalf of, each Fund.

WHEREAS, the Board of Trustees of the abrdn Trust, on behalf of the Acquired Fund, has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the abrdn Trust, on behalf of the Acquiring Fund, has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund's shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND ASSUMPTION OF THE ACQUIRED FUND'S LIABILITIES AND LIQUIDATION OF THE ACQUIRED FUND.

1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer its assets as set forth in paragraph 1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund transferred hereunder, less (a) the value of the liabilities of the Acquired Fund, determined as provided for under section 2; (b) the value of cash to be distributed to applicable Acquired Fund shareholders in lieu of fractional Acquiring Fund shares; and (c) the value of cash to be distributed to Acquired Fund shareholders who do not hold Acquired Fund shares through a brokerage account that can accept Acquiring Fund shares and for which no account has been established to receive such shares ("Cash-Out Shareholders"), who shall not receive a distribution of such Acquiring Fund Shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Acquired Fund Shares; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property including, without limitation, all cash, securities and dividend or interest receivables that are owned by or owed to the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing date provided in paragraph 3.1 (the "Closing Date"), except for assets having a value equal to the sum of the values in (i)(a)-(c) of paragraph 1.1 hereof.

1.3. The Acquired Fund will endeavor to discharge all of the known liabilities and obligations of the Acquired Fund prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves, whether absolute or contingent, known or unknown, accrued or unaccrued, including those liabilities reflected on unaudited statements of assets and liabilities of the Acquired Fund and the Acquiring Fund prepared by State Street Bank and Trust Company ("State Street"), the accounting agent of each Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall also assume any liabilities, expenses, costs or charges incurred by or on behalf of the Acquired Fund specifically arising from or relating to the operations and/or transactions of the Acquired Fund prior to and including the Closing Date but which are not reflected on the above-mentioned statement of assets and liabilities, including any liabilities, expenses, costs or charges arising under paragraph 5.4 hereof.

1.4. As soon on or after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will take such actions necessary to complete the liquidation of the Acquired Fund in accordance with the abrdn Trust's Second Amended and Restated Agreement and Declaration of Trust. To complete the liquidation, the Acquired Fund will: (i) distribute pro rata to the Acquired Fund's shareholders of record (except Cash-Out Shareholders) determined as of the close of business on the Closing Date the Acquiring Fund Shares it receives pursuant to paragraph 1.1 hereto; (ii) distribute cash, as provided in paragraph 1.1. hereto; and (iii) completely liquidate. The distribution of Acquiring Fund Shares will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund's shareholders representing the respective pro rata number of Acquiring Fund Shares due Acquired Fund shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although any share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.2. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares, and Acquired Fund shareholders may receive cash in connection with the Reorganization in lieu of fractional Acquiring Fund Shares.

1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

1.6. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the shares of the Acquired Fund (the "Acquired Fund Shares") on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

2.  VALUATION

2.1. The value of the Acquired Fund's assets to be acquired hereunder shall be the value of such assets computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's then current prospectus or statement of additional information.

2.2. The number of Shares of the Acquiring Fund to be issued in exchange for shares of beneficial interest of the Acquired Fund shall be determined by dividing the value of the assets of the Acquired Fund attributable to its shares of beneficial interest determined using the same valuation procedures referred to in paragraph 2.1, except for assets having a value equal to the sum of the values in (i)(a)-(c) of paragraph 1.1 hereof, by the net asset value per Share of the Acquiring Fund computed as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectus or statement of additional information. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares, and Acquired Fund shareholders may receive cash in connection with the Reorganization in lieu of fractional Acquiring Fund Shares.

2.3. All computations of value with respect to the Acquiring Fund and the Acquired Fund shall be made by State Street in accordance with its regular practice as pricing agent for the Acquired Fund.

3.  CLOSING AND CLOSING DATE

3.1. The Closing Date for the Reorganization shall be [October 17, 2025], or such other date as the parties to such Reorganization may agree to in writing. All acts taking place at the Closing shall be deemed to take place immediately prior to the opening of trading on the NYSE on the Closing Date unless otherwise provided. The Closing shall be held at the offices of the Acquired Fund or at such other place as the parties may agree.

3.2. State Street, the custodian for the Acquiring Fund, shall deliver as soon as practicable after the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

3.3. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.4. The Acquired Fund shall instruct its transfer agent to provide 'at the Closing, or immediately prior to the Closing, a list of the names and addresses of the Acquired Fund's shareholders and the number and value of each class of outstanding Shares owned by each such shareholder to the Acquiring Fund's transfer agent. The Acquiring Fund shall instruct its transfer agent to issue and deliver a confirmation evidencing the value of the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of the abrdn Trust or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, abrdn Trust, on behalf of the Funds, shall deliver to counsel any bills of sale, checks, assignments, share certificates, if any, receipts or other documents as counsel may request.

4.  REPRESENTATIONS AND WARRANTIES

4.1. The abrdn Trust, on behalf of each Fund, represents and warrants that:

(a)  The Funds are not, and the execution, delivery and performance of this Agreement by the abrdn Trust will not result, in a violation of the abrdn Trust's Second Amended and Restated Agreement and Declaration of Trust, as amended, or Amended and Restated By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the abrdn Trust, on behalf of the Funds, is a party or by which the Funds or their property are bound;

(b)  There are no contracts or other commitments (other than this Agreement) of the Acquired Fund which will be terminated with liability to the Acquired Fund prior to the Closing Date;

(c)  The abrdn Trust is a registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

(d)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Funds or any of their properties or assets which, if adversely determined, would materially and adversely affect their financial condition or the conduct of their business. The abrdn Trust knows of no facts which might form the basis for the institution of such proceedings and are not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects their business or their ability to consummate the transactions contemplated herein;

(e)  The Statements of Assets and Liabilities of the Acquired Fund as of October 31, 2024, including the Schedule of Investments and the related Statement of Operations for the year then ended, the Statement of Changes in Net Assets for each of the two years in the period then ended and the Financial Highlights for each of the five years in the period then ended, have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and such statements (copies of which have been furnished to the Acquiring

Fund) fairly reflect the financial condition of the Acquired Fund as of such dates. The unaudited financial statements of the Acquired Fund for the six-months ended April 30, 2025 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of [October 17], 2025 that are not disclosed therein.

(f)  Since October 31, 2024 and April 30, 2024, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For purposes of this subparagraph (f), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund shareholders shall not constitute a material adverse change;

(g)  At the date hereof and at the Closing Date, all federal and other tax returns and reports, including extensions, of the Acquired Fund required by law to have been filed by such dates shall have been filed and are or will be correct in all material respects, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(h)  The Acquiring Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, and to the knowledge of the abrdn Trust, for each taxable year since its commencement of operations (including the period through the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company and has been (or will be) eligible to and has computed (or will compute) its federal income tax under section 852 of the Code;

(i)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such and has been (or will be) eligible to and has computed (or will compute) its federal income tax under section 852 of the Code;

(j)  All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

(k)  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder. Upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act with respect to privately placed or otherwise restricted securities that the Acquired Fund may have acquired in the ordinary course of business and of which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(1)  The information to be furnished by the Acquiring Fund and Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(m)  The current prospectus and statement of additional information of the Acquiring Fund and Acquired Fund on Form N-lA conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(n)  The Acquiring Fund agrees to use all reasonable efforts to obtain any approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

4.2. abrdn represents and warrants to the Acquiring Fund as follows: to the knowledge of abrdn, (i) there are no claims, actions, suits or proceedings pending against the Acquired Fund, and (ii) there are no claims, actions, suits or proceedings threatened, or circumstances that have been identified by abrdn and the Secretary thereof as reasonably likely to give rise to any claims, actions, suits or proceedings against the Acquired Fund that would materially adversely affect the Acquired Fund or its assets or business, other than those disclosed in writing to and accepted by the Acquiring Fund.

5.  COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND

5.1. The Acquiring Fund and the Acquired Fund will operate their respective businesses in the ordinary course between the date hereof and the Closing Date, it being understood that, with respect to the Acquired Fund, such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Acquired Fund shares, and the declaration and payment of customary dividends and distributions, and with respect to the Acquiring Fund, it shall be limited to such actions as are customary to the organization of a new series prior to its commencement of operations.

5.2. The Acquired Fund covenants that (i) the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement; (ii) to the best of the knowledge of the Acquired Fund, there is no plan or intention by Acquired Fund's Shareholders to sell, exchange or otherwise dispose of a number of Acquired Fund Shares (or Acquiring Fund Shares received in the Reorganization), in connection with the Reorganization, that would reduce the Acquired Fund shareholders' ownership of Acquired Fund Shares (or equivalent Acquiring Fund Shares) to a number of shares that is less than 50 percent of the number of Acquired Fund Shares as of the record date of the Reorganization; and (iii) the Acquired Fund will not take any position on any federal, state or local income or franchise tax return, or take any other tax reporting position, that is inconsistent with the treatment of the Reorganization as a "reorganization" within the meaning of section 368(a) of the Code.

5.3. Subject to the provisions of this Agreement, the abrdn Trust on behalf of the Acquiring Fund and the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4. The Acquiring Fund agrees to indemnify and advance expenses to each person who at the time of the execution of this Agreement serves as a Trustee or Officer ("Indemnified Person") of the abrdn Trust, against money damages actually and reasonably incurred by such Indemnified Person in connection with any claim that is asserted against such Indemnified Person arising out of such person's service as a Trustee or officer of the abrdn Trust, as such service involves the Acquired Fund, with respect to matters specifically relating to the Reorganization, provided that such indemnification and advancement of expenses shall be permitted to the fullest extent that is available under applicable law. This paragraph 5.4 shall not protect any such Indemnified Person against any liability to the Acquired Fund, the Acquiring Fund or their shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or from reckless disregard of the duties involved in the conduct of his or her office. An Indemnified Person seeking indemnification shall be entitled to advances from the Acquiring Fund for payment of the reasonable expenses incurred by him or her in connection with the matter as to which he or she is seeking indemnification in the manner and to the fullest extent permissible under applicable law. Such Indemnified Person shall provide to the Acquiring Fund a written affirmation of his or her good faith belief that the standard of conduct necessary for indemnification by the Acquiring Fund under this paragraph has been met and a written undertaking to repay any advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Person shall provide security in form and amount acceptable to the Acquiring Fund for its undertaking; (b) the Acquiring Fund is insured against losses arising by reason of the advance; or (c) either a majority of a quorum of disinterested non-party trustees of the Acquiring Fund, or independent legal counsel experienced in mutual fund matters, selected by the Indemnified Person, in a written opinion, shall have determined, based on a review of facts readily available to the Acquiring Fund at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Person will ultimately be found to be entitled to indemnification.

5.5. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of section 368(a) of the Code. Neither the Acquiring Fund, the Acquired Fund nor the abrdn Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund, the Acquired Fund and the abrdn Trust will take such action, or cause such action to be taken, as is reasonably necessary to enable Dechert LLP to render the tax opinion contemplated here in paragraph 7.4.

5.6. abrdn agrees that the Acquiring Fund will succeed to all rights that the Acquired Fund has, or would have but for the Reorganization, against abrdn or its affiliates by reason of any act or failure to act by abrdn or any of its affiliates prior to the Closing Date.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ABRDN TRUST

The obligations of the abrdn Trust, on behalf of the Funds, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the abrdn Trust, on behalf of the Funds, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

6.1. All representations and warranties by the abrdn Trust, the Acquired Fund or Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2. The abrdn Trust has delivered on behalf of each Fund, a certificate executed in its name by its Chairman, President, Vice President, Secretary or Treasurer and dated as of the Closing Date, to the effect that the representations and warranties of the abrdn Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

7.  FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Funds, the abrdn Trust shall not be required to consummate the transactions contemplated by this Agreement.

7.1. The Board of Trustees of the abrdn Trust, including a majority of the trustees who are not "interested persons" of the abrdn Trust (as defined by the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of each Fund and that the interests of the shareholders in each Fund would not be diluted as a result of such transactions.

7.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

7.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the abrdn Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

7.4. The abrdn Trust shall have received on the Closing Date an opinion of Dechert LLP, addressed to, and in form and substance reasonably satisfactory to, the Acquired Fund and the Acquiring Fund and dated as of the Closing Date, substantially to the effect that for U.S. federal income tax purposes:

(a)  The transfer of the Acquired Fund's assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities followed by the distribution by the Acquired Fund of Acquiring Fund Shares and cash in lieu of fractional Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their Acquired Fund Shares in liquidation of the Acquired Fund pursuant to and in accordance with the terms of this Agreement will constitute a "reorganization" within the meaning of section 368(a)(1) of the Code;

(b)  No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund's assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities;

(c)  No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities or upon the distribution of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their Acquired Fund Shares, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in section 1256(b) of the Code or stock in a passive foreign investment company, as defined in section 1297(a) of the Code;

(d)  No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of the Acquired Fund Shares for Acquiring Fund Shares (except with respect to cash received in lieu of fractional Acquiring Fund Shares);

(e)  The aggregate tax basis for Acquiring Fund Shares received by each shareholder of the Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by each such shareholder of the Acquired Fund immediately prior to the Reorganization (reduced by any amount of tax basis allocable to fractional Acquiring Fund Shares for which cash is received);

(f)  The holding period of Acquiring Fund Shares to be received by each shareholder of the Acquired Fund will include the period during which the Acquired Fund Shares surrendered in exchange therefor were held (provided such Acquired Fund Shares were held as capital assets on the date of the Reorganization);

(g)  Except for assets which may be marked to market for federal income tax purposes as a consequence of a termination of the Acquired Fund's taxable year, the tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund in exchange therefor;

(h)  The holding periods of the Acquired Fund's assets in the hands of the Acquiring Fund will include the respective periods during which those assets were held by the Acquired Fund (except where the investment activities of the Acquiring Fund have the effect of reducing or eliminating such periods with respect to an Acquired Fund's asset); and

(i)  The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in section 381(c) of the Code, subject to the provisions and limitations specified in sections 381, 382, 383, and 384 of the Code and the United States Treasury regulations promulgated thereunder.

For avoidance of doubt, "shareholders of the Acquired Fund" for this purpose refers to shareholders of the Acquired Fund who hold shares of the Acquired Fund through a brokerage account that can accept Acquiring Fund Shares and does not include Cash-Out Shareholders.

The delivery of such opinion is conditioned upon the receipt by Dechert LLP of representations it shall request of the abrdn Trust.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 7.4.

7.5. The Acquired Fund will declare and pay a distribution or distributions prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income (computed without regard to the dividends-paid deduction) and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to the Closing Date; and (ii) any undistributed investment company taxable income (computed without regard to the dividends-paid deduction) and net realized capital gains from any period to the extent not otherwise already distributed.

8.  BROKERAGE FEES AND EXPENSES; OTHER AGREEMENTS

8.1. Each Fund represents and warrants that there are no brokers or finders or other entities to receive any payments in connection with the transactions provided for herein.

8.2. abrdn or its affiliates agrees to bear the reasonable expenses that are solely and directly related to the transactions contemplated by this Agreement, whether or not consummated (excluding extraordinary expenses such as litigation expenses, damages and other expenses not normally associated with transactions of the type contemplated by this Agreement). These expenses consist of: (i) expenses associated with preparing this Agreement, a supplement to the Acquired Fund's prospectus and statement of additional information; (ii) expenses associated with filing the supplement to the Acquired Fund's prospectus and statement of additional information; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection with the Reorganization; (iv) postage, printing, accounting fees and legal fees incurred by the Acquiring Fund and by the Acquired Fund in connection with the transactions contemplated by this Agreement; and (v) any other reasonable Reorganization expenses.

8.3. Any other provision of this Agreement to the contrary notwithstanding, any liability of either Fund under this Agreement, or in connection with the transactions contemplated herein with respect to such Fund, shall be discharged only out of the assets of such Fund.

9.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

9.1. The abrdn Trust, on behalf of the Acquiring Fund and the Acquired Fund, agrees that it has not made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement.

9.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

10.  TERMINATION

This Agreement may be terminated at any time at or prior to the Closing Date by a vote of a majority of the Board of Trustees of the abrdn Trust.

11.  AMENDMENTS

This Agreement may be amended, modified or supplemented in writing in such manner agreed upon by the authorized officers of the abrdn Trust.

12.  NOTICES

12.1. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund at:

1900 Market Street, Suite 200
Philadelphia, PA 19103
Attention: Product Governance

or to the Acquired Fund at:

1900 Market Street, Suite 200
Philadelphia, PA 19103
Attention: Product Governance

13.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Except as provided in this paragraph and paragraph 5.4, nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its Chairman, President, or Vice President and attested to by its Vice President, Secretary or Assistant Secretary.

abrdn Funds
For and on behalf of [ ]

By:

Name:
Title:

Attested to By:

Name:
Title:

Solely with respect to paragraphs 4.2, 5.6 and 8.2 hereof:

abrdn Inc.

By:

Name:
Title:

Attested to By:

Name:
Title:

PART B

ABRDN FUNDS
abrdn Emerging Markets Dividend Active ETF

1900 Market Street, Suite 200
Philadelphia, Pennsylvania 19103
(866) 667-9231

STATEMENT OF ADDITIONAL INFORMATION
FORM N-14
August 22, 2025

This Statement of Additional Information ( the "SAI") relates to the reorganizations of abrdn China A Share Equity Fund and abrdn Focused Emerging Markets ex-China Fund (each, an "Acquired Fund" and, collectively, the "Acquired Funds"), each a series of abrdn Funds, a Delaware statutory trust, with and into abrdn Emerging Markets Dividend Active ETF (the "Acquiring Fund"), a series of abrdn Funds (each, a Reorganization, and, together, the "Reorganizations"). This SAI contains information that may be of interest to shareholders, but which is not included in the Information Statement/Prospectus dated August 22, 2025 (the "Information Statement").

This SAI is not a prospectus and should be read in conjunction with the Information Statement. A copy of the Information Statement is available upon request and without charge by writing to abrdn Funds, 1900 Market Street, Suite 200 Philadelphia, Pennsylvania 19103 or by calling (866) 667-9231.

This SAI consists of this cover page and the following described documents, each of which is incorporated herein by reference; the supplemental financial information; and the Statement of Additional Information that follows:

(i)  the Prospectus dated August 22, 2025, relating to this Information Statement;

(ii)  the Prospectuses for each Acquired Fund and the Acquiring Fund dated February 28, 2025, as supplemented, (0001133228-25-001778), which were previously filed via EDGAR;

(iii)  the Statements of Additional Information for each Acquired Fund and the Acquiring Fund dated February 28, 2025, as supplemented (Accession No. 0001133228-25-001778), which were previously filed via EDGAR;

(iv)  The audited financial statements of each Acquired Fund and the predecessor fund of the Acquiring Fund for the fiscal year ended October 31, 2024 included in each Fund's report filed on Form N-CSR (0001104659-25-002449); and

(v)  The unaudited financial statements of each Acquired Fund and the Acquiring Fund for the fiscal period ended April 30, 2025 included in each Fund's report filed on Form N-CSR (Accession No. 001104659-25-066144).

The Acquiring Fund will be the accounting survivor of the Reorganizations, and its historical performance will be used by the Combined Fund consistent with SEC guidance.

SUPPLEMENTAL FINANCIAL INFORMATION (UNAUDITED)

A table showing the fees of each Acquired Fund and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to each Reorganization is included under "How do the Funds' fees and operating expenses compare, and what are the Acquiring Fund's fees and operating expenses estimated to be following each Reorganization?" in the Information Statement.

Neither Reorganization will result in a material change to an Acquired Fund's investment portfolio due to the investment restrictions of the Acquiring Fund. In particular, each security held by each Acquired Fund is eligible to be held by the Acquiring Fund. As a result, a schedule of investments of each Acquired Fund modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to an Acquired Fund's portfolio in advance of a Reorganization and/or the Acquiring Fund's portfolio following the Reorganization.

There are certain differences between the valuation policies of each Acquired Fund and the Acquiring Fund with respect to the valuation of foreign securities. Of relevance to each Acquired Fund is, for purposes of determining a Fund's net asset value, in certain circumstances, foreign equity securities that trade on a market that closes prior to the Fund's valuation time are valued by applying valuation factors to the last quoted sale price.

Each Acquired Fund and the Acquiring Fund differ with respect to the circumstances in which such valuation factors are applied. Because the Acquiring Fund's valuation procedures will be used for purposes of the Reorganization, the value of an Acquired Fund shareholder's investment may be impacted upon the Reorganization as a result of these differences. However, the impact on subsequent business days is uncertain and could be positive or negative depending on market conditions and could be material. There are no other material differences between the accounting and valuation policies of each Acquired Fund and the Acquiring Fund. abrdn Inc. will begin to use the valuation procedures of the Acquiring Fund for the Acquired Funds on approximately September 24, 2025.

abrdn Inc. currently anticipates that the Acquired Funds will need to dispose of any securities that are not transferable, do not align with the Acquiring Fund's creation basket requirements, or will not be held by the Acquiring Fund . Based on the China A Fund's holdings as of July 10, 2025, approximately 87% of the China A Fund's holdings are not transferable (due to restrictions in certain markets) and would have to be sold by the China A Fund before the closing of the Reorganization. In addition, approximately 9% of the China A Fund's holdings will be sold because these holdings do not align with the Acquiring Fund's creation basket requirements and approximately 1% of the China A Fund's holdings will be sold even though it aligns with the Acquiring Fund's creation basket requirements due to operational inefficiencies of transferring one holding. Assuming both Reorganizations occur, based on the Focused EM ex-China Fund's holdings as of July 10, 2025, approximately 34% of the Focused EM ex-China Fund's holdings are not transferable (due to restrictions in certain markets) and would have to be sold by the Focused EM ex-China Fund before the closing of its Reorganization and reinvested to align more closely to the Acquiring Fund's transferable security creation basket requirements, which is comprised of cash and securities. Approximately 66% of the Focused EM ex-China Fund's holdings are transferable to the Acquiring Fund. Approximately 62% of the 66% of the Focused EM ex-China Fund's transferable holdings (which is approximately 41% of the Focused EM ex-China Fund's total holdings as of July 10, 2025) will be sold prior to the Reorganization and repositioned to align more closely to the Acquiring Fund's transferable security creation basket requirements, which is comprised of cash and securities. Approximately 38% of the 66% of the Focused EM ex-China Fund's transferable holdings (which is approximately 25% of the value of the Focused EM ex-China Fund's total holdings as of July 10, 2025) are transferable, align with the Acquiring Fund's transferable security creation basket requirements and will transfer to the Acquiring Fund. Once repositioning is completed prior to the Reorganization, it is anticipated that approximately 50% of the Focused EM ex-China Fund's holdings will have been repositioned to align more closely to the Acquiring Fund's transferable security creation basket requirements, approximately 25% of the Focused EM ex-China Fund's holdings will have been sold and transfer to the Acquiring Fund in cash and approximately 25% of the Focused EM ex-China Fund's holdings will transfer to the Acquiring Fund. Repositioning in connection with the Reorganizations is not the result of Acquiring Fund investment restrictions.